Nationwide Marathon® CVUL

Corporate Flexible Premium Adjustable Variable Universal Life Insurance

issued by

Nationwide Life Insurance Company

through

Nationwide VLI Separate Account-4

The date of this prospectus is May 1, 2012

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex. This prospectus is designed to provide prospective Policy Owners with information about the policy that will assist them when making a decision whether or not to purchase the policy.  We encourage prospective Policy Owners to take time to understand the policy and its potential benefits and risks.   In consultation with their financial advisor, prospective Policy Owners should use this prospectus in conjunction with the Policy and composite illustration to compare the benefits and risks of this Policy against those of other life insurance policies.

Please read this entire prospectus, and the policy, and consult with a trusted financial advisor.  To obtain additional information, including free copies of prospectuses for the mutual funds or a copy of the Statement of Additional Information, or to make service transaction requests, please contact us using any of the methods described in the "Contacting the Service Center" section of this prospectus.

Telephone:	1-877-351-8808
TDD: Facsimile: Internet	1-800-238-3035 1-855-677-2357 www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
Nationwide Business Solutions Group
One Nationwide Plaza (1-11-401)
Columbus, OH 43215-2220

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.  Not all Riders, terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.  Please contact our Service Center to review a copy of the policy and any Riders or endorsements.

The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy MAY decrease in value to the point of being valueless.

The purpose of the Policy is to provide corporate entities a vehicle to informally finance certain employee benefit plans.  If a prospective Policy Owner's primary need is not life insurance protection, then purchasing the policy may not be in their best interest.  We make no claim that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The Policy includes an Enhancement Benefit which is a partial return of charges upon certain surrenders.  Policies without such a benefit may have lower overall charges when compared to the policies described in this prospectus.  There are no additional charges associated with the Enhancement Benefit, but the Enhancement Benefit does result in overall charges of the Policy being slightly higher when compared to not having an Enhancement Benefit as part of the Policy.  The value of this benefit may be more than off-set by the additional charges associated with offering such a benefit.

In thinking about buying the Policy to replace existing life insurance, please carefully consider its advantages versus those of the policy to be replaced, as well as any replacement costs.  As always, consult a financial advisor.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this Policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	4
In Summary: Policy Risks	6
In Summary: Fee Tables	8
Policy Investment Options	15
Fixed Account
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	17
Sub-Account Transfers
Fixed Account Transfers
Contacting the Service Center
The Policy	19
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Enhancement Benefit
Changing the Amount of Base Policy Insurance Coverage
The Minimum Required Death Benefit
Right of Conversion
Exchanging the Policy
Terminating the Policy
Assigning the Policy
Reports and Illustrations
Policy Riders	26
Change of Insured Rider
Supplemental Insurance Rider
Policy and Rider Charges	28
Banded Policy Charges and How We Assign a Band to the Policy
Premium Load
Base Policy Cost of Insurance
Base Variable Account Asset Charge
Base Specified Amount Charge
Administrative Charge
Illustration Charge
Policy Rider Charges
Mutual Fund Operating Expenses
A Note on Charges
Information on Underlying Mutual Fund Payments
Policy Loans	36
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect of Policy Loans
Repayment
Lapse	37
Grace Period
Reinstatement
Surrenders	38
Full Surrender
Partial Surrender

Table of Contents (continued)
The Death Benefit	39
Calculation of the Death Benefit
Death Benefit Options
Maximum Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	41
Extending Coverage Beyond the Maturity Date
Payment of Policy Proceeds	42
Taxes	42
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
Surrendering the Policy; Maturity
Sale of a Life Insurance Policy
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Special Considerations for Corporations
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Withholding and Information Reporting
Taxes and the Value of Your Policy
Tax Changes
Nationwide Life Insurance Company	47
Nationwide VLI Separate Account-4	47
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Compensation Paid to Insurance Agents Selling this Product	48
Direct Compensation
Indirect Compensation
Legal Proceedings	49
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	51
Appendix A: Sub-Account Information	52
Appendix B: Definitions	61
Appendix C: Blending Examples of Policy Charges	64
Appendix D: Factors Used in Calculating the Enhancement Benefit	66

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of the Policy is life insurance coverage.  While the Policy is In Force, we will pay the Death Benefit to the Beneficiary when the Insured dies.  The purpose of the Policy is to provide corporate entities a vehicle for informally financing certain employee benefit plans (such as executive deferred compensation plans), not to provide individuals with a Death Benefit.  To fulfill this purpose, the Policy Owner designates the Beneficiary, not the Insured.

Choice of Death Benefit Options

The Policy Owner may choose one of 3 available Death Benefit options.

Payout

The Policy Owner or the Beneficiary may choose to receive the Policy Proceeds, in a lump sum, or the Proceeds can be left on deposit with us in an interest-bearing account.

Riders

The Policy Owner may elect any of the available Riders.  Rider availability varies by state and there may be an additional charge.  The following Riders may be available:

•	Change of Insured Rider (automatically issued at no charge); and
•	Supplemental Insurance Rider.

Consolidated Purchase and Banded Policy Charges

In most cases, a corporation purchasing this corporate owned variable life insurance will acquire multiple policies at the same time and may make additional multiple policy purchases from time to time.  We call each of these multiple policy purchases a Block Purchase.  We provide price breaks through a banded charge structure to pass on to the Policy Owner the benefit of the economies of scale associated with making Block Purchases.  Charges from band to band do not always decrease every single policy charge, but in the aggregate overall charges do decline in each higher band (see "Policy and Rider Charges").

The Policy is designed to provide certain price reductions as the size of the Consolidated Purchase grows through multiple Block Purchases made by a Policy Owner.  The charges are divided into tiers or "bands" based on first-year premium for that Block Purchase.  Banded charges assessed on policies within a Block Purchase will be the same and will never change.  Band 1 is applied where aggregate first-year Premium on the Block Purchase is between $100,000 and $249,999 with Band 2 applied where the aggregate first-year Premium is between $250,000 and under $500,000.  We will apply Band 3 on aggregate first-year Premium between $500,000 and under $1,000,000, with Band 4 applied to first-year Premium equal to or exceeding $1,000,000.

When the Policy Owner makes the initial Block Purchase, it is impossible to determine the amount of first-year Premium that actually will be paid so the band assigned is determined by assuming the first-year Premium on the Block Purchase will be the Code Section 7702A 7-pay test limit.  The 7-pay test assigns a maximum level Premium for each of the first seven policy years.  The 7-pay limit will vary with each policy based on a number of factors, including the Total Specified Amount, the age of the Insured at issue, any Substandard Ratings, and is also adjusted by any Premium exchanged into the Policy under Section 1035 of the Code.  For all subsequent Block Purchases the charge band is assigned based on the actual first-year Premium received up to the 7-pay limit for all previous Block Purchases plus the Code Section 7702A first-year Premium limit on the new Block Purchase.  We only count Premium up to the 7-pay limit in assigning charge bands because the majority of policies we issue as non-MECs and we priced this product on that basis.

Prospective purchasers may ask their representative for illustrations showing how Premium is applied for banding purposes based on each individual policy issued in conjunction with a Consolidated Purchase.

For details on how we determine the band applied to each Block Purchase and the amount of first-year Premium we consider in each Block Purchase (see "Banded Charges and How We Assign a Band to the Policy" sub-section of the "Policy and Rider Charges").  Charges that utilize a banded charge structure include:

•      Premium Load
•      Base Policy Cost of Insurance
•      Supplemental Insurance Rider Cost of Insurance
•      Base Variable Account Asset Charge
•      Supplemental Insurance Rider Asset Charge
•      Base Policy Specified Amount Charge
•      Supplemental Insurance Rider Specified Amount Charge

Charges that do not utilize a banded charge structure include:

•      Illustration Charge
•      Per Policy Charge

A registered representative can provide illustrations demonstrating the differences in policy charges assuming varying Consolidated Purchase scenarios. Policy Owner's should consider the amount of their Consolidated Purchases carefully, as this will impact the charges assessed on the Policy and other policies issued to the same Policy Owner.  Specifically, a larger purchase may place the Policy into band with more favorable charges.  Once a Policy has been issued with its assigned band, it will apply for the life of the Policy.  Policy Owner's should also consider how to allocate any amounts to the Supplemental Insurance Rider, as that will affect the total compensation paid and charges assessed on the Policy.

Coverage Flexibility

Subject to conditions, the Policy Owner may choose to:

•	change the Death Benefit option;

•	increase or decrease the Base Specified Amount and Rider Specified Amount;

•	change the Beneficiary; and

•	change who owns the Policy.

Access to Cash Value

Subject to conditions, the Policy Owner may:

•	Take a policy loan of no more than 90% of the Cash Value. The minimum loan amount is $500.

•	Take a partial surrender of at least $500.

•	Surrender the Policy for its Cash Surrender Value at any time while the Policy is In Force. The Cash Surrender Value will be the Cash Value, less any Indebtedness, plus any Enhancement Benefit.

Premium Flexibility

The Policy Owner will select a Premium payment schedule (monthly, quarterly, semi-annual, or annual) for the Policy at the time of application.  In general it is expected that Premium payments will be made according to the elected schedule. However, within limits, the Policy Owner may vary the frequency and amount of Premium payments, and might even be able to skip making a Premium payment.  The Policy will continue to remain In Force as long as the Cash Value is sufficient to pay the policy charges, including any Rider charges.  If the Cash Value is not sufficient to pay the policy charges, the payment of additional Premium will be required to prevent the Policy from lapsing.

Investment Options

The Policy Owner may choose to allocate Net Premiums to the fixed account, subject to certain conditions, or to one or more Sub-Accounts.

The fixed account will earn interest daily at an annual effective rate of at least 2%.

The variable investment options offered under the Policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-4 contains one Sub-Account for each of the mutual funds offered in the Policy.  The value of that portion of the Cash Value invested in the Sub-Accounts will depend on the Investment Experience of the Sub-Accounts choose.

Transfers Between and Among Investment Options

The Policy Owner may transfer Cash Value between the fixed account and the variable investment options, subject to certain conditions.  Policy Owner may transfer among the Sub-Accounts within limits.  We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.

Taxes

Unless the Policy Owner makes a withdrawal, generally, they will not be taxed on any earnings of the Policy.  This is known as tax deferral.  Also, the Beneficiary generally will not have to include the Death Benefit as taxable income.  Estate taxes will apply if the Policy is transferred to an individual.

Assignment

The Policy Owner may assign the Policy as collateral for a loan or another obligation while the Policy is In Force.

Examination Right

For a limited time, the Policy Owner may cancel the Policy and receive a refund.  When the Policy Owner cancels the Policy during the examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the Policy's Cash Value.  If the Policy is canceled, we will treat the Policy as if it was never issued.  Cancelling policies during the examination right period may lower the Premium band for a particular Block Purchase and result in increased charges for the remaining policies within that Block Purchase (see "Right to Cancel (Examination Right)").

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  Policy Owners will incur fees at the time of purchase that may more than offset any favorable Investment Experience.  If it is expected that access to the Policy's Cash Value will be needed in the near future, the Policy should not be purchased.

Unfavorable Investment Experience

The Sub-Accounts to which the Policy Owner chooses to allocate Net Premium may not generate a sufficient return to keep the Policy from Lapsing.  Poor Investment Experience could cause the Cash Value of the Policy to decrease, which could result in a Lapse of insurance coverage.

Effect of Partial Surrenders and Policy Loans on Investment Experience

Partial surrenders or policy loans may accelerate a Lapse.  A partial surrender will reduce a Policy's Cash Value.  Following a partial surrender, the remainder of the Policy's Cash Value would have to generate enough positive Investment Experience to cover policy and Sub-Account charges to keep the Policy In Force (at least until the Policy Owner repays the policy loan or makes another Premium payment).   Partial surrenders will also decrease the Death Benefit and Total Specified Amount.  Policy loans do not participate in positive Investment Experience; therefore loans may increase the risk of Lapse or the need to make additional Premium payments to keep the Policy In Force.  The Policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the Policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender may decrease the Policy's Death Benefit, depending on how the Death Benefit relates to the Policy's Cash Value and whether the partial surrender qualifies as "Preferred."

Adverse Tax Consequences

Existing federal tax laws that benefit this Policy may change at any time.  These changes could alter the favorable federal income tax treatment the Policy enjoys, such as the deferral of taxation on the gains in the Policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the Policy's Beneficiary.  Partial and full surrenders from the Policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the Policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the Policy treated as a life insurance policy that is not a modified endowment contract.  For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment.  For more detailed information concerning the tax consequences of this Policy see "Taxes".  Consult a qualified tax advisor on all tax matters involving the Policy.

Fixed Account Transfer Restrictions and Limitations

In addition to allocating Net Premium to one or more of the Sub-Accounts described above, the Policy Owner may direct part of the Net Premium into the fixed account.

Transfers to the fixed account.  Policy Owners may transfer amounts between the fixed account and the Sub-Accounts, subject to limits, without penalty or adjustment.  Except as outlined in the "Right of Conversion" section of "The Policy" provision, we reserve the right to limit the allocations to the fixed account to no more than 25% of the Cash Value.

Transfers from the fixed account.  We reserve the right to limit Policy Owners to one transfer from the fixed account to the Sub-Accounts during any ninety (90) day period.  We reserve the right to limit the amount that a Policy Owner may transfer during a policy year to the greater of:  (a) 15% of that portion of the Cash Value attributable to the fixed account at the end of the prior policy year, and (b) 120% of the amount transferred from the fixed account during the preceding policy year.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in lower Investment Experience and Cash Value.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.  Free copies of each mutual fund's prospectus may be obtained by contacting our Service Center.

In Summary: Fee Tables

The following tables describe the fees and expenses that the Policy Owner will pay when buying, owning, and surrendering from the Policy.  The fees will be deducted from each Policy.  The fees may vary based on the Band assigned to the Policy.  Fees in this table may be rounded up to the nearest one-hundredth decimal place.  The first table describes the fees and expenses that will be assessed at the time that Premium is applied to the Policy.

Transaction Fees
Charge	When Charge is Deducted	Charge Deducted from the Policy Based on Assigned Band(1)
		Band 1 $100,000 - $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
Premium Load(2) Target Premium Load	Upon making a Premium payment (applied to all Premiums received)
Maximum		10% of Premium received up to the Target Premium	10% of Premium received up to the Target Premium	10% of Premium received up to the Target Premium	10% of Premium received up to the Target Premium
Current Excess Premium Load		9% of Premium received up to the Target Premium	5% of Premium received up to the Target Premium	5% of Premium received up to the Target Premium	5% of Premium received up to the Target Premium
Maximum		10% of Premium received that exceeds Target Premium	10% of Premium received that exceeds Target Premium	10% of Premium received that Exceeds Target Premium	10% of Premium received that exceeds Target Premium
Current		5% of Premium received that exceeds Target Premium	3% of Premium received that exceeds Target Premium	3% of Premium received that exceeds Target Premium	3% of Premium received that exceeds Target Premium
Illustration Charge(3)	Upon requesting an illustration
Maximum		$25	$25	$25	$25

The next table describes the fees and expenses that the Policy Owner will pay periodically during the time they own the Policy, not including mutual fund operating expenses.  Unless otherwise specified, all charges are deducted proportionally from the Sub-Accounts and the fixed account.

Periodic Charges Other Than Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Charge Deducted from the Policy Based on Assigned Band
		Band 1 $100,000 – $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 – $999,999	Band 4 ≥ $1,000,000
Base Policy Cost of Insurance(4)	Monthly
Maximum		$83.34 per $1,000 of Net Amount At Risk	$83.34 per $1,000 of Net Amount At Risk	$83.34 per $1,000 of Net Amount At Risk	$83.34 per $1,000 of Net Amount At Risk
Minimum		$0.03 per $1,000 of Net Amount At Risk	$0.03 per $1,000 of Net Amount At Risk	$0.03 per $1,000 of Net Amount At Risk	$0.03 per $1,000 of Net Amount At Risk
Representative: an individual Issue Age 45, non-tobacco, in the tenth policy year, Death Benefit option 1, issued on a short-form, non-medical basis. (5)		$0.37 per $1,000 of Net Amount At Risk	$0.30 per $1,000 of Net Amount At Risk	$0.28 per $1,000 of Net Amount At Risk	$0.32 per $1,000 of Net Amount At Risk
Flat Extra(6) Maximum	Monthly	$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed	$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed	$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed	$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Base Variable Account Asset Charge(7)	Monthly
Maximum		0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value
Current		0.05% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value

Periodic Charges Other Than Mutual Fund Operating Expenses (Continued)
Charge	When Charge is Deducted	Charge Deducted from the Policy Based on Assigned Band
		Band 1 $100,000 – $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 – $999,999	Band 4 ≥ $1,000,000
Base Specified Amount Charge(8)	Monthly
Maximum		$0.40 per $1,000 of Base Specified Amount	$0.40 per $1,000 of Base Specified Amount	$0.40 per $1,000 of Base Specified Amount	$0.40 per $1,000 of Base Specified Amount
Current		$0.08 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount
Administrative Charge	Monthly
Maximum		$10 per Policy	$10 per Policy	$10 per Policy	$10 per Policy
Current		$5 per Policy	$5 per Policy	$5 per Policy	$5 per Policy
Policy Loan Interest Charge (9)	Annually, or on an increase or repayment of the loan
Maximum		3.50% of Indebtedness	3.50% of Indebtedness	3.50% of Indebtedness	3.50% of Indebtedness
Current		2.80% of Indebtedness	2.80% of Indebtedness	2.80% of Indebtedness	2.80% of Indebtedness

Periodic Charges For Riders
Charge	When Charge is Deducted	Charge Deducted from the Policy Based on Assigned Band
		Band 1 $100,000 – $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 – $999,999	Band 4 ≥ $1,000,000
Supplemental Insurance Rider Cost of Insurance(10)	Monthly
Maximum		$83.34 per $1,000 of Rider Net Amount at Risk	$83.34 per $1,000 of Rider Net Amount at Risk	$83.34 per $1,000 of Rider Net Amount at Risk	$83.34 per $1,000 of Rider Net Amount at Risk
Minimum		$0.02 per $1,000 of Rider Net Amount at Risk	$0.02 per $1,000 of Rider Net Amount at Risk	$0.02 per $1,000 of Rider Net Amount at Risk	$0.02 per $1,000 of Rider Net Amount at Risk
Representative: an individual Issue Age 45, non-tobacco, in the tenth policy year, Death Benefit Option 1, issued on a short-form, non-medical basis. (5)		$0.34 per $1,000 of Rider Net Amount At Risk	$0.18 per $1,000 of Rider Net Amount At Risk	$0.19 per $1,000 of Rider Net Amount At Risk	$0.22 per $1,000 of Rider Net Amount At Risk
Supplemental Insurance Rider Variable Account Asset Charge(7)	Monthly
Maximum		0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value	0.08% of Variable Sub-Account Value
Current		0.05% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value	0.03% of Variable Sub-Account Value

Periodic Charges For Riders (continued)
Charge	When Charge is Deducted			Charge Deducted from the Policy Based on Assigned Band
	Band 1 $100,000 – $249,999		Band 2 $250,000 - $499,999	Band 3 $500,000 – $999,999	Band 4 ≥ $1,000,000
Supplemental Insurance Rider Specified Amount Charge(11)	Monthly
Maximum		$0. 40 per $1,000 of Rider Specified Amount	$0. 40 per $1,000 of Rider Specified Amount	$0. 40 per $1,000 of Rider Specified Amount	$0. 40 per $1,000 of Rider Specified Amount
Current		$0.04 per $1,000 of Rider Specified Amount	$0.03 per $1,000 of Rider Specified Amount	$0.03 per $1,000 of Rider Specified Amount	$0.03 per $1,000 of Rider Specified Amount

Representative costs may vary from the cost a particular Policy Owner would incur.  Ask for an illustration for information on the costs applicable to a particular Policy.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2011, charged by the underlying mutual funds that Policy Owners may pay periodically during the time that they own the Policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.52%	Maximum 1.67%

(1) The Policy will be assigned a charge band based on aggregate first-year Premium for the Policy and any other policies purchased by the same Policy Owner (see "Banded Charges and How We Assign a Band to the Policy").

(2) Premium Load is assessed each time a Premium is received.  The Premium Load charged will depend on whether the Target Premium for the year in which the Premium is received has been reached and the band assigned to the policy.  The amount of the Target Premium will differ for each policy issued because the Target Premium is dependent on the characteristics of the Insured and the amount of insurance coverage purchased under each policy.   The band assigned to the policy will determine the percentages applied to Target Premium and Premium paid in excess of Target Premium.  For additional explanation, including an example of how the band assigned to the Policy impacts the Premium Load, please see the Premium Load subsection of the Policy and Rider Charges section of this prospectus.

(3) The Illustration Charge is only charged for illustration of In Force policies where the number of requested illustrations exceeds ten in any twelve month period.  The Policy Owner will be expected to pay the Illustration Charge by check at the time of the request.  This charge will not be deducted from the Policy's Cash Value.

(4) The Base Policy Cost of Insurance Charge varies according to the Insured's age, sex classification (male/female or unisex), tobacco use, Substandard Ratings, underwriting class, the number of years from the Policy Date, or effective date of a Base Specified Amount increase, the Base Specified Amount, and the applicable band.  The Cost of Insurance Charge for coverage under the Supplemental Insurance Rider is different. The maximum charge assumes: the Policy is issued on a unisex basis; Issue Age 79; policy year 35; non-tobacco; and non-medical underwriting.  Other sets of assumptions may also produce the maximum charge.  The minimum charge assumes: For $100,000 to $249,999 premium band, the Policy is issued on a unisex basis; Issue Age 27; policy year 1; non-tobacco; and non-medical underwriting. For $250,000 to $499,999 premium band, the Policy is issued on a unisex basis; Issue Age 26; policy year 1; non-tobacco; and non-medical underwriting. For $500,000 to $999,999 premium band, the Policy is issued on a unisex basis; Issue Age 24; policy year 1; non-tobacco; and non-medical underwriting. For ≥ $1,000,000 premium band, the Policy is issued on a unisex basis; Issue Age 22; policy year 1; non-tobacco; and non-medical underwriting. Other sets of assumptions may also produce the minimum charge. The charges shown may not be representative of the charges that a particular Policy Owner may pay (see "Base Policy Cost of Insurance").

(5) The representative number shows a higher charge in band 4, which is the charge assessed in policy year 10.  There are other policy years where the charge in band 4 is lower.  While generally overall charges over multiple policy years in band 4 will be lower, whether band 4 will yield lower overall charges depends on the amount of the Net Amount At Risk during each policy year and the duration the Policy is held.  A Policy Owner may request illustrations of various scenarios showing the impact of charges on policy values over time.  A charge may be assessed for requested illustrations (see "Illustration Charge").

(6) The Flat Extra is an added component to the calculation of the Base Policy Cost of Insurance and Rider Cost of Insurance.  It is only applied if certain factors result in the Insured having a Substandard Rating (See "Base Policy Cost of Insurance").

(7) The Base Variable Account Asset Charge and the Supplemental Insurance Rider Variable Account Asset Charge are assessed by us based on assets allocated to the Variable Account (not from the Fixed Account), and the applicable band.  These charges are in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.  The maximum and minimum charges are the same in all years and in all bands for the Base Variable Account Asset Charge and the Supplemental Insurance Rider Variable Account Asset Charge. The maximum guaranteed annual rate for each charge is 0.90% and the maximum guaranteed un-rounded monthly charge is 0.076126%. Values in the table are listed at the monthly rate. Maximum guaranteed annual and monthly rates are also shown on the Policy Data Pages. The Variable Account Asset Charges currently decline by policy duration.  The current charges shown here are the highest amounts we currently apply (see "Base Variable Account Asset Charge").

(8) The Base Specified Amount Charge is only assessed on the Base Specified Amount. A different charge will be applied for any Rider Specified Amount under the Supplemental Insurance Rider. The current and maximum charges vary by premium band only (See "Base Specified Amount Charge").

(9) For more information, see the "Net Effect of Policy Loans" sub-section of the "Policy Loans" section of this prospectus.

(10) The Supplemental Insurance Rider Cost of Insurance Charge will only be assessed if the Policy Owner purchases this optional rider. The Rider  Cost of Insurance Charge varies according to the Insured's age, sex classification (male/female or unisex), tobacco use, Substandard Ratings, underwriting class, the number of years from the Rider effective date, (or effective date of a Rider Specified Amount increase), the Rider Specified Amount, and the applicable band.  The maximum charge assumes: the Policy is issued on a unisex basis Issue Age 79; policy year 35; non-tobacco; and non-medical underwriting.  Other sets of assumptions may also produce the maximum charge.  The minimum charge assumes: For $100,000 to $249,999 premium band, the Policy is issued on a unisex basis; Issue Age 27; policy year 1; non-tobacco; and non-medical underwriting. For $250,000 to $499,999 premium band, the Policy is issued on a unisex basis; Issue Age 26; policy year 1; non-tobacco; and non-medical underwriting. For $500,000 to $999,999 premium band, the Policy is issued on a unisex basis; Issue Age 24; policy year 1; non-tobacco; and non-medical underwriting. For ≥ $1,000,000 premium band, the Policy is issued on a unisex basis; Issue Age 22; policy year 1; non-tobacco; and non-medical underwriting. Other sets of assumptions may also produce the minimum charge. The charges shown may not be representative of the charges that a particular Policy Owner may pay (see "Policy Rider Charges").

(11) The Supplemental Insurance Rider Specified Amount Charge is only assessed on the Rider Specified Amount. A different charge will be applied for any Base Specified Amount under the Policy. The current and maximum charges vary by premium band only (See the "Rider Specified Amount Charge").

Policy Investment Options

The Policy Owner designates how Net Premium payments are allocated among the Sub-Accounts and/or the fixed account.  Allocation instructions must be in whole percentages and must be at least 1% and the sum of the allocations must equal 100%.

Fixed Account

The fixed investment option is not registered as a security under the Securities Act of 1933 ("1933 Act") nor is our general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act").  The fixed investment option is not subject to the provisions or restrictions of the 1933 Act or 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the fixed investment option.

Net Premium that is allocated to the fixed investment option is held in the fixed account, which is part of our general account.  Except as provided in the "Right of Conversion" section of "The Policy" provision, we reserve the right to limit allocations to the fixed account to no more than 25% of the Policy's Cash Value.

The general account contains all of our assets other than those in the separate accounts and funds the fixed account.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.  We bear the full investment risk for all amounts allocated to the fixed account.  The amounts allocated to the fixed account will not share in the investment performance of our general account.  Rather, the investment income earned on allocations to the fixed account will be based on varying interest crediting rates that we set.

We guarantee that the amounts allocated to the fixed account will be credited interest daily at a net effective annual interest rate of no less than the guaranteed minimum interest crediting rate of 2%.  Interest crediting rates are set at the beginning of each calendar month, but are subject to change at any time, in our sole discretion.  Premiums applied to the Policy at different times may receive different interest crediting rates.  We will credit any interest in excess of the guaranteed minimum interest crediting rate at our sole discretion.  The Policy Owner assumes the risk that the actual interest crediting rate may not exceed the guaranteed minimum interest crediting rate.  Interest that we credit to the fixed account may be insufficient to pay the Policy's charges.

It is important to remember any guaranteed benefits or interest crediting associated with the fixed account is subject to our claims paying ability.

Variable Investment Options

The variable investment options available under the Policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.  The mutual funds listed are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

Underlying mutual funds in the separate account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy Owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the Policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy Owners will receive notice of any such changes that affect their contract.  Additionally, not all of the underlying mutual funds are available in every state.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the separate account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.

The Sub-Accounts available through this Policy invest in underlying mutual funds of the companies listed below (See "Appendix A: Sub-Account Information").  Appendix A also contains additional information about the underlying mutual fund a Sub-Account invests in, including its investment objective, advisor, and sub-advisor if applicable.  For more information on the underlying mutual funds, please refer to the prospectuses for the mutual funds.

•	AllianceBernstein Variable Products Series Fund, Inc.
•	American Century Variable Portfolios, Inc.
•	American Funds Insurance Series
•	BlackRock Variable Series Funds, Inc.
•	Dreyfus
•	Dreyfus Investment Portfolios
•	Dreyfus Variable Investment Fund
•	DWS Variable Series II
•	Federated Insurance Series
•	Fidelity Variable Insurance Products Fund
•	Franklin Templeton Variable Insurance Products Trust
•	Invesco
•	Ivy Funds Variable Insurance Portfolios, Inc.
•	Janus Aspen Series
•	Lazard Retirement Series, Inc.
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	Lord Abbett Series Fund, Inc.
•	M Fund, Inc.
•	MFS® Variable Insurance Trust
•	Nationwide Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Pioneer Variable Contracts Trust
•	Putnam Variable Trust
•	Royce Capital Fund
•	T. Rowe Price Equity Series, Inc.
•	The Universal Institutional Funds, Inc.
•	Van Eck VIP Trust
•	Wells Fargo Advantage Variable Trust

Valuation of Accumulation Units

We account for the value of a Policy Owner's interest in the Sub-Accounts by using Accumulation Units.  The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We use each underlying mutual fund's Net Asset Value ("NAV") per share to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV.  This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.  See, the "How Sub-Account Investment Experience is Determined" section below for a description of how the number of Accumulation Units representing a policy owner's interest is determined and how they are priced.

Accumulation Units are priced as of the New York Stock Exchange's ("NYSE") close of business, normally 4:00 pm EST, on each day that it is open.  We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction submitted on a day when the NYSE is closed or after it has closed for the day, will not be priced until the close of business on the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

●New Year's Day	●Independence Day
●Martin Luther King, Jr. Day	●Labor Day
●Presidents' Day	●Thanksgiving
●Good Friday	●Christmas
●Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be priced as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined

A Policy Owner's variable account value is based on their allocations to the Sub-Accounts. Sub-Account allocations are accounted for in Accumulation Units.  A Policy Owner's interest in the Sub-Accounts is represented by the number of Accumulation Units they own.  The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account.  The number of Accumulation Units you own in a Sub-Account will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with new Premium and loan repayments.

Initially, we set the Accumulation Unit value at $10 for each Sub-Account.  Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor," as described below, in our daily Sub-Account valuation calculations.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a) is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy Owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions described in this prospectus and the prospectus of the underlying mutual funds.  When we receive your transfer request, it will be processed at the end of the current Valuation Period.  Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the Policy Owner and using the redemption proceeds to purchase Accumulation Units in other Sub-Account(s) as directed by the Policy Owner.  The net result is that the Policy Owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the Policy will change.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If a Policy Owner intends to use an active trading strategy, they should consult their registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this Policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the Policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this Policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-term Trading Fees.  Currently, the available underlying mutual funds available under the policy do not assess short-term trading fees.  However, we may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees.  In the case of new share class additions, a Policy Owner's subsequent allocations may be limited to that new share class.  Short-term trading fees are a charge assessed by an underlying mutual fund when a Policy Owner transfers out of a Sub-Account before the end of a stated period.  These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge.  The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies.  The fees are not intended to adversely impact Policy Owners not engaged in such strategies.  The separate account will collect the short-term trading fees at the time of the transfer by reducing the Policy Owner's Sub-Account value.  We will remit all such fees to the underlying mutual fund.

U.S. Mail Restrictions.  For policies owned by a corporation or another legal entity, we monitor transfer activity for potentially harmful investment practices.  Our procedures include the review of individual policies and aggregate entity-level transfers.  It is our intention to protect the interests of all Policy Owners.  It is possible, however, for some harmful trading to go on undetected by us.  We monitor aggregate trades among the Sub-Accounts for all policies within a Consolidated Purchase for frequency, pattern, and size.  If two or more transfer events are submitted within a 30-day period, we may impose conditions on a Policy Owner's ability to submit trades.  These restrictions include revoking the privilege to make trades by any means other than written communication submitted via U.S. mail for a 12-month period.

Other Restrictions.  We reserve the right to refuse, restrict or limit transfer requests, or take any other action we deem necessary, in order to protect Policy Owners and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or circumvent Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) may be restricted if they are determined by us to constitute harmful trading practices.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify the Policy Owner that their transfer request has been rejected.  If a short-term trading fee is assessed on a transfer, we will provide the Policy Owner a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our Policy Owners;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by Policy Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.

We and any affected Policy Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by us, we will keep any affected Policy Owner in their current underlying mutual fund allocation.

Fixed Account Transfers

Prior to the Policy's Maturity Date, the Policy Owner may make transfers involving the fixed account subject to the limits below, without penalty or adjustment.  These transfers will be in dollars.  We reserve the right to limit the frequency of transfers involving the fixed account.

Transfers to the Fixed Account.  Except as provided in the "Exchanging the Policy" section later in this prospectus for transfers to the fixed account, we reserve the right to refuse any transfer to the fixed account if after such transfer, the fixed account would comprise more than 25% of the Policy's Cash Value.

Transfers from the Fixed Account.  On transfers from the fixed account, we reserve the right to limit: (1) the amount the Policy Owner can transfer from the fixed account to the Sub-Account(s) to the greater of: (a) 15% of that portion of the Cash Value attributable to the fixed account as of the end of the previous policy year; or (b) 120% of the amount transferred from the fixed account during the previous policy year; and (2) the number of transfers to one during any ninety day period.

Any restrictions that we implement will be applied consistently and uniformly.

Contacting the Service Center

All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:

•	by telephone at 1-877-351-8808 (TDD 1-800-238-3035)

•	by mail to Nationwide Life Insurance Company
Nationwide Business Solutions Group
One Nationwide Plaza (1-11-401)
Columbus, Ohio 43215-2220

•	by fax at 1-855-677-2357

•	by Internet at www.nationwide.com.

We reserve the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests.  To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center.  Requests submitted by means other than described in this prospectus could be returned or delayed.

Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order.  Good order generally means that all necessary information to process the request is complete and in a form acceptable to us.  If a request is not in good order, we will take reasonable actions to obtain the information necessary to process the request.  Requests that are not in good order may be delayed or returned.  We reserve the right to process any transaction request sent to a location other than the Service Center on Valuation Period it is received at the Service Center.

We may be required to provide information about your policy to government regulators.  If mandated under applicable law, we may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator.

We will use reasonable procedures to confirm that instructions are genuine and we will not be liable for following instructions that we reasonably determined to be genuine.  We may record telephone requests.  Telephone and computer systems may not always be available.  Any telephone system or computer, whether yours or ours, can experience outages or slowdowns for a variety of reasons.  The outages or slowdowns could prevent or delay processing.  Although we have taken precautions to support heavy use, it is still possible to incur an outage or delay.  To avoid technical difficulties, submit transaction requests by mail.

The Policy

Generally

The Policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page(s); and the application, including any supplemental applications.  This prospectus discloses all material provisions of the Policy.  In addition to the terms and conditions of the Policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations.  The benefits described in the Policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to our underwriting and approval.  We will consider the statements made in the application as representations, and we will rely on them as being true and complete.  However, we will not void the Policy or deny a claim unless a statement is a material misrepresentation.  If an error or misstatement is made by the prospective Policy Owner on the application, we will adjust the Death Benefit (including the Supplemental Insurance Rider Death Benefit, if applicable) and Cash Value accordingly.

Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the Policy is issued.  Possible state law variations include, but are not limited to, Rider terms, availability of certain investment options, free look rights, Policy exchange rights, Policy Lapse and/or reinstatement requirements, and suicide and incontestability durations.  This prospectus describes all the material features of the Policy.  State variations are subject to change without notice at any time.  To review a copy of the Policy and any Riders or endorsements for the state in which the Policy will be issued, please contact our Service Center.

Any modification (or waiver) of our rights or requirements under the Policy must be in writing and signed by our president and corporate secretary.  No agent may bind us by making any promise not contained in the Policy.

We may modify the Policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the Policy, our company, or the separate account is subject.  We may modify the Policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify Policy Owners of all modifications and we will make appropriate endorsements to the Policy.

The Policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the Policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

It is important to remember the portion of any amounts allocated to our general account and any guaranteed benefits we may provide under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The Policy belongs to the Policy Owner named in the application or as a result of a valid assignment.  The purchaser and initial Policy Owner must be: (i) a corporation; or (ii) a legal entity established by a corporation.  The Insured is the person named in the application.  The Policy Owner must have an insurable interest in the Insured up to the full amount of coverage.  Otherwise, this Policy will not qualify as life insurance under applicable state and federal tax law.  Policy Owners should consult with a qualified advisor when determining the amount of coverage and before taking any action to increase the amount of coverage to ensure that the Policy Owner maintains a sufficient insurable interest.

Subject to our approval, the Policy Owner may exercise all policy rights in accordance with Policy terms while the Policy is In Force.  These rights include, but are not limited to, the following:

•	changing the Policy Owner, contingent owner, and beneficiary;

•	assigning, exchanging and/or converting the policy;

•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and

•	changing insurance coverage such as death benefit option changes, adding or removing riders, and/or increasing or decreasing the Total Specified Amount.

These rights are explained in greater detail throughout this prospectus.

Subject to our approval, the Policy Owner may name a different Policy Owner (while the Policy is In Force) by submitting a written request satisfactory to us to our Service Center.  Any such change request will become effective as of the date signed.  However, it will not affect any payment made or action taken by us before the change was recorded by us.  There may be adverse tax consequences to changing parties of the Policy.

Beneficiaries.  The principal right of a Beneficiary is to receive the Death Benefit upon the Insured's death.  The Policy Owner designates the Beneficiary(ies) in the application for the Policy.  As long as the Policy is In Force, the Policy Owner may: name more than one Beneficiary, designate primary and contingent Beneficiaries, and change or add Beneficiaries and direct us to distribute Proceeds other than described below.

If a primary Beneficiary dies before the Insured, we will pay the Death Benefit to any surviving primary Beneficiaries.  Unless a Policy Owner specifies otherwise, we will pay multiple primary Beneficiaries in equal shares.  A contingent Beneficiary will become the primary Beneficiary if all primary Beneficiaries die before the Insured and before any Proceeds become payable.  The Policy Owner may name more than one contingent Beneficiary.  Unless a Policy Owner specifies otherwise, we will also pay multiple contingent Beneficiaries in equal shares.  If no Beneficiary or contingent Beneficiary is alive upon the Insured's death, we will pay the Death Benefit to the Policy Owner.

To change or add Beneficiaries, the Policy Owner must submit a written request to us at our Service Center.  A change request is effective as of the date we record it. We may also require that a Policy Owner send us their Policy for endorsement before we record the change.

Purchasing a Policy

The Policy is issued to corporate purchasers where the Insured is between the ages of 18 and 79 (ages may vary in your state).  The initial Block Purchase of a Consolidated Purchase must have a minimum first year Premium of at least $100,000.  However individual Policies with Premiums less than $100,000 may be issued if the Policies are part of a Block Purchase having total first year Premium of at least $100,000.  To purchase the Policy, a prospective Policy Owner must submit to us a completed application and the minimum initial Premium payment as stated on the Policy Data Page.

How A Block Purchase Is Determined.  To be part of a Block Purchase, the Policy must be part of a simultaneous purchase of life insurance by the same Policy Owner.  A simultaneous purchase of life insurance is where the Policy Owner presents to us a list of multiple individuals to be insured at the same time.  Each insured is covered by one policy, but all of the policies purchased in this fashion are considered a Block Purchase.  If the Policy Owner subsequently presents us with any new insureds to be covered by additional policies, those policies will be considered part of a new Block Purchase.  The total life insurance purchased by the same Policy Owner that comprises one or more Block Purchases is the Consolidated Purchase.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a Policy.  Because this is Corporate Owned Variable Universal Life Insurance, we may also underwrite at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for are appropriate for us to assume in placing the Policy.  We can provide the details of our underwriting standards upon request to our Service Center.  We reserve the right to reject an application for any reason permitted by law.  Specifically, if we have previously issued policies included as part of the same Consolidated Purchase that have an aggregate Premium in excess of $5 million, we reserve the right to refuse to issue an additional Policy as part of that Consolidated Purchase.  Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies and increases to Total Specified Amount at any time.  Underwriting standards relate to factors we use to evaluate the risks we are willing to assume in issuing the Policy.  Any modifications to our underwriting standards will not result in maximum charges greater than those shown in the Fee Table.

We underwrite the corporate purchaser and we may reject applications based on:  (i) the amount of overall expenses under the Policy and the timing of the allocation of those expenses over the life of the Policy; (ii) the anticipated amount and timing of Premium payments; (iii) the expected asset persistency based on the purpose for which the corporation/entity is purchasing the Policy; and (iv) the location of the Policy Owner and the industry in which the Policy Owner is engaged.  Any rejection of an application is based on whether we can assume expenses and risks based on our assessment of the corporate purchaser and the preceding factors.  Our underwriting policies are available upon request.

The minimum initial Total Specified Amount in most states is $50,000.  We reserve the right to modify the minimum Total Specified Amount on a prospective basis to newly issued policies at any time.

Initial Premium Payment.  The initial Premium payment is due on the Policy Date.  Any due and unpaid policy charges will be subtracted from the initial Premium payment.  Insurance coverage will not be effective until the initial Premium is paid, even if the Policy Date precedes the date the initial Premium is paid.  The initial Premium may be paid to our Service Center or to our authorized representative.  The minimum initial Premium payment is shown on the Policy Data Page.  The initial Premium payment will not be applied to the Policy until the underwriting process is complete.

The amount of the required minimum initial Premium payment for a particular Policy will depend on the following factors: the initial Total Specified Amount, Death Benefit option elected, any Riders elected, and the Insured's age, health, and activities.

Depending on the right to examine law of the state in which a Policy is issued, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt.  Any initial Net Premium designated to be allocated to the fixed account will be so allocated immediately upon receipt.  If a Policy is issued in a state that requires us to refund the initial Premium, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in either the available money market Sub-Account or in the fixed account until the free look period expires.  At the expiration of the free look period, we will transfer the Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.  If a Policy is issued in a state that requires us to refund the Cash Value upon exercise of the free look provision, we will allocate all of the initial Net Premium, based on the allocation instructions in effect at that time, to the designated Sub-Accounts at the price next determined.

Insurance Coverage Effective Date:  Unless a Policy is issued pursuant to an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the latest of:

•	the date we certify that the complete application materials have been submitted by the Policy Owner and the underwriting conditions have been satisfied; or

•	the Policy Date; or

•	the date the initial Premium is received at our Service Center.

If a Policy is issued as a result of an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the later of:

•	the date the insurance carrier of the exchanged policy authorizes payment of such policy's proceeds to us; or

•
the date we certify that the complete application materials have been submitted and the underwriting conditions have been satisfied, provided there is sufficient Premium to pay policy charges for at least 3 months.

We have the right to reject any application for insurance; in which case we will return the associated Premium within 2 business days of the date we make the decision to reject an application.

With respect to Policy reinstatement, the effective date of coverage will be the monthly anniversary of the Policy Date on or next following the date we approve the reinstatement.  With respect to Base Specified Amount or Rider Specified Amount increases, an approved increase will have an effective date of the monthly anniversary of the Policy Date on or next following the date we approve the supplemental application unless the Policy Owner requests, and we approve a different date. With respect to any decrease in coverage, the effective date of coverage will be the monthly anniversary of the Policy Date that falls on or next following the date we receive the Policy Owner's request.

Insurance coverage will end upon the occurrence of any of the following: the Policy Owner request in writing to terminate coverage, the Insured dies, we pay the Maturity Proceeds, the Grace Period ends, or the Policy Owner surrenders the Policy in full.

Right to Cancel (Examination Right)

Under state law, the Policy Owner may, for a limited time, cancel a Policy and receive a refund (commonly referred to as the "free look" period).  The length of this time period depends on state law.  If the Policy Owner decides to cancel during the free look period, return the Policy to the sales representative who sold it or to us at our Service Center, along with the Policy Owner's written cancellation request.  The Policy Owner's written request must be received or post-marked by the last day of the free look period.  When the Policy is cancelled during the free look period the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the Policy's Cash Value.  If the Policy is not cancelled during the free look period, then the Policy Owner will forfeit any right to cancel the Policy free of charge.  Within 7 days of a cancellation request, we will refund the amount prescribed by law.  If the Policy is canceled, we will treat the Policy as if it was never issued.

Impact of Cancellation on Other Policies Within a Block Purchase

Because the applicable Premium band is determined assuming first-year Premium equal to the aggregate Code Section 7702A 7-pay test limit for all policies within a Block Purchase, cancellation of one or more policies that are part of a Block Purchase during the free look period will result in a lower aggregate 7-pay Premium for the remaining policies within that Block Purchase.  If the aggregate 7-pay Premium limit of the remaining policies no longer qualifies for the Premium band originally assigned to the Block Purchase, the remaining policies will be reassigned to the appropriate band based on the reduced aggregate 7-pay Premium limit at the end of the free look period.  This will result in higher aggregate charges for the remaining policies (see "Banded Policy Charges and How We Assign a Band to the Policy").

Premium Payments

This Policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the Policy's Cash Value is sufficient to pay the monthly policy charges, including any Rider charges.  If the Cash Value is not sufficient to pay the monthly charges, the Policy Owner must pay additional Premium to keep the Policy In Force and prevent it from Lapsing.  Before the Policy Lapses, the Policy Owner will be afforded a 61 day Grace Period to make a Premium payment.  At the beginning of the Grace Period, we will send a notice to the Policy Owner that will indicate the amount of Premium required to keep the Policy In Force.  All Premium payments must be sent to our Service Center.  Each Premium payment must be at least $25.  We will furnish Premium payment receipts upon request.

Additional Premium payments may be made at any time while the Policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the Policy's Net Amount At Risk.

•
We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the Policy as a contract for life insurance. We will monitor Premiums paid and will notify the Policy Owner when the Policy is in jeopardy of becoming a modified endowment contract.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.

Cash Value

The Cash Value of the Policy is not guaranteed.  The Cash Value will vary depending on how the Policy Owner allocates Net Premium.  Amounts allocated to the fixed account and Policy Loan Account vary based on the daily crediting of interest to those accounts.  Amounts allocated to the Sub-Accounts vary daily based on the Investment Experience.  The Cash Value will also vary because we deduct the Policy's periodic charges from it, as described below.  So, if a Policy's Cash Value is part of the Death Benefit option chosen by the Policy Owner, then that Policy's Death Benefit will fluctuate.

We compute the Cash Value of a Policy by adding the following values:

1.	Accumulation Unit values resulting from the Net Premium allocated to the fixed investment option;

2.	amounts held in the Policy Loan Account; and

3.	Accumulation Unit values resulting from Net Premium allocated to the Sub-Accounts.

In the event a Policy is surrendered, the value of the Policy Loan Account on the date of surrender will be subtracted from proceeds.

We will determine the value of the assets in the Sub-Accounts at the end of each Valuation Period.  We will determine a Policy's Cash Value at least monthly. To determine the number of Accumulation Units credited to each Sub-Account for a particular Policy, we divide the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If the Policy Owner surrenders part or all of the Policy, we will deduct a number of Accumulation Units from the Sub-Accounts and, if necessary, an amount from the fixed account that corresponds to the surrendered amount.  The Policy's Cash Value will be reduced by the surrendered amount.

Similarly, when we assess certain charges or deductions, a number of Accumulation Units from the Sub-Accounts and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the Cash Value.  Unless the Policy Owner directs otherwise, we make these deductions in the same proportion that their interests in the Sub-Accounts and the fixed account bear to the Policy's Cash Value.

While they are both part of our General Account, the Cash Value in the fixed account and the Policy Loan Account are credited interest at different rates.  We may decide to credit interest in excess of the guaranteed minimum annual effective rate.  See the "Fixed Account" section of the "Policy Investment Options" provision and the "Loan Amount and Interest Charged" section of the "Policy Loans" provision for information regarding the respective rates.  Upon request, we will inform the Policy Owner of the current applicable rates for each account.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any monthly deductions for policy charges, plus or minus any Investment Experience, and minus any partial surrenders.

The Cash Value will be impacted by the monthly deductions which are deducted proportionally from the Policy's Sub-Account allocations and the fixed account.  For each month, beginning on the Policy Date, the monthly deductions shall be calculated as:

1.           Base Variable Account Asset Charge; plus

2.           Administrative Charge; plus

3.           Base Specified Amount Charge, plus

4.           the monthly cost of any additional benefits provided by any Riders; plus

5.           Base Policy Cost of Insurance.

Enhancement Benefit

An Enhancement Benefit is included in the Policy.  The benefit is a dollar amount that is added to the Cash Value when there is a complete surrender of the Policy, unless the surrender is being made pursuant to a 1035 exchange.  The Enhancement Benefit is not credited on amounts attributable to policy loans or partial surrenders.  The Enhancement Benefit is essentially a partial return of policy charges assessed.  In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the Policy.

The Enhancement Benefit is designed to, in the event of a full surrender in early years of the Policy, decrease or eliminate the gap between the value of the Policy and the liability on the Policy Owner's books (typically a liability associated with an employer sponsored plan).  This gap is larger in the early policy years due to the upfront costs associated with purchasing the Policy and the lack of time that the Policy's Cash Value has had to grow.  For policies assigned to Band 1, the Enhancement Benefit lasts for the first 6 policy years.  For policies assigned to Band 2, Band 3, and Band 4 the Enhancement Benefit is available for the first 10 policy years.  Band 1 has a shorter duration because in our opinion the off-set needed is less in early policy years and this coupled with the Band 1 charge structure permits us to redirect these savings to the long-term performance of the Policy.

The Enhancement Benefit is calculated monthly and is equal to the sum of A and B, where:

A= the percentage of current policy year year-to-date total policy charges; and

B= a percentage of the prior policy year's end of year Enhancement Benefit.

The percentages used in the Enhancement Benefit calculation decline over time.  The benefit decreases to 0 at the end of the 6th or 10th policy year based on the band assigned to the Policy.  See Appendix D of this prospectus for a list of beginning and ending factors for each policy year the Enhancement Benefit is in effect.

Since the Policy charges partially determine the amount of the Enhancement Benefit, factors impacting Policy charges (including the Policy's Cash Value), also impact the Enhancement Benefit.  If the Supplemental Insurance Rider is in effect, the Enhancement Benefit is reduced because the lower charges associated with the Rider result in less of an enhancement required to off-set early policy year costs associated with surrender.

The Enhancement Benefit is paid from our general account at the time the Policy is completely surrendered.  As a general account obligation, the Enhancement Benefit is not part of the variable account and is an obligation of Nationwide.  This means the Enhancement Benefit including a Policy Owner's right to receive payment is subject to our claims paying ability and any claim to payment of the Enhancement Benefit may be subordinate to other claims on our general account in the event we are insolvent.  We reserve the right to postpone payment of the Enhancement Benefit for up to 6 months from the date of a surrender request.

Changing the Amount of Base Policy Insurance Coverage

A Policy Owner may request to change the Base Specified Amount of a Policy.  Changes to the Base Specified Amount will typically alter the Death Benefit (See "Changes in the Death Benefit Option").  Changes may result in additional charges.  We reserve the right to limit the number of changes to the Base Specified Amount to 1 each policy year.

Increases.  To increase the Base Specified Amount, the Policy Owner must submit a written request to our Service Center and they must provide us with evidence of insurability that satisfies our underwriting standards.  In most instances we do not medically underwrite, but we will medically underwrite under certain circumstances, such as a request for a large increase in Base Specified Amount.  Any request to increase the Base Specified Amount must be for at least $10,000 and the Base Specified Amount after the increase may not exceed the Maximum Death Benefit.  We always apply requests to increase Base Specified Amount in proportion it bears to Total Specified Amount.  This means if a Policy has the Supplemental Insurance Rider, all increases will be done proportionally between the Policy's Base Specified Amount and Rider Specified Amount.  The Policy Owner may not elect how to allocate increases in Total Specified Amount after the Policy Date.  The Insured must be between 18 and 79 years old at the time of the request and after the increase, the Cash Surrender Value must be sufficient to keep the Policy In Force for at least 3 months.  An increase in the Base Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the Policy's Cost of Insurance Charge to increase.  An increase in Base Specified Amount may require the Policy Owner to make larger or additional Premium payments in order to avoid Lapsing the Policy.  Approved increases to the Base Specified Amount will become effective on the next monthly anniversary of the Policy Date after we approve the supplemental application unless the Policy Owner requests, and we approve, a different date.

Decreases.  The Policy Owner may request to decrease the Base Specified Amount at any time after the 1st policy year.  We apply Base Specified Amount decreases to the most recent Base Specified Amount increase, and continue applying the decrease backwards, ending with the original Base Specified Amount.  Decreases to the Base Specified Amount may decrease the Base Policy Cost of Insurance Charges and the Base Specified Amount Charges, depending on the Death Benefit option elected and the amount of the Cash Value.

We will deny any request to reduce the Base Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the Policy as a contract for life insurance.  To decrease the Base Specified Amount, the Policy Owner must submit a request to our Service Center.

The Minimum Required Death Benefit

The Policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the Policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the Policy have a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the Policy, the Policy Owner irrevocably elects one of the following tests to qualify the Policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

The cash value accumulation test will always result in a Death Benefit that is lower in the early years and higher in the later years when compared to the guideline premium/cash value corridor test.  The guideline premium/cash value corridor test tends to produce a more favorable return if the Policy Owner is paying three or fewer Premiums.  If the Policy Owner pays Premium in excess of the 7 pay Premium in a given year, then it could cause the Policy to become a modified endowment contract.  If the Policy Owner does not elect a test, we will assume that election of the cash value accumulation test is intended.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insured's age, sex (if not unisex classified) and underwriting classification.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test the Policy Owner elects, we will monitor compliance to ensure that the Policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Death Benefit payable under the Policy should be excludable from gross income of the Beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to the Policy Owner so that the Policy continues to meet the Code's definition of life insurance.

Right of Conversion

Within 24 months of the Policy Date, or longer if required by state law, the Policy Owner may elect by written request to transfer 100% of a Policy's Cash Value allocated to the variable Sub-Accounts into the fixed account without regard to any restrictions otherwise applicable to such transfers (See "Fixed Account Transfers").  To invoke this right, the Policy Owner must submit a request to our Service Center on our specified forms.  This election is irrevocable.

Once a request for conversion has been processed, subsequent transfers out of the fixed account will be prohibited and that Policy will no longer participate in the Investment Experience of the Sub-Accounts.  In effect, the Policy will become a fixed life insurance policy, and the Policy's Cash Value will be credited with the fixed account's interest rate.  In addition, the following will apply:

•	Variable Account Asset Charges will no longer be deducted after conversion because they are only deducted from Cash Value allocated to the Variable Account.

•
All other benefits, services, Riders, and charges, including loans and full and partial surrenders, will continue and/or continue to be available after the Policy Owner's request for conversion, subject to the same terms applicable prior to the request for conversion.

Exchanging the Policy

The Policy Owner may request to exchange the Policy for another policy offered by us that is a plan of permanent fixed life insurance.  This is not a contractual right of the Policy in all states and where permitted by law, we may refuse such a request.  To make an exchange with us the Policy Owner will surrender a Policy and use its Cash Surrender Value to purchase the new policy we underwrite on the Insured's life.  Policy exchanges are subject to our approval, you paying all costs associated with the exchange, and the Insured satisfying our underwriting standards of insurability.   The Policy Owner may transfer Indebtedness to the new policy.

Policy Owner's must submit their exchange requests to our Service Center on our specified forms.  The Policy must be In Force and not in a Grace Period.  The exchange may have adverse tax consequences.  The new policy will take effect on the exchange date only if the Insured is alive.  This Policy will terminate when the new policy takes effect.

Terminating the Policy

There are several ways that the Policy can terminate.  All coverage under the Policy will terminate when any one of the following events occurs:

•	we receive the Policy Owner written request to our Service Center to terminate coverage;

•	the Insured dies;

•	the Insured is alive on the Maturity Date (and the Policy Owner elects not to extend coverage beyond the Maturity Date);

•	the Policy Lapses; or

•	the Policy Owner surrenders the Policy for its Cash Surrender Value (which may result in adverse tax consequences).

Assigning the Policy

The Policy Owner may assign any or all rights under the Policy while the Policy is In Force, subject to our approval.  If they do, the Beneficiary's interest will be subject to the person(s)/entity(ies) to whom the Policy Owner has assigned such rights.  An assignment must be in a form satisfactory to us and must be recorded at our Service Center before it will become effective.  An assignment will be subject to any outstanding Indebtedness.  If the assignment qualifies as an exchange under Section 1035 of the Code, there shall be no Enhancement Benefit applied.  An assignment is effective as of the date we record it.  We shall not be responsible for the sufficiency or validity of any assignment.

Reports and Illustrations

We will send the Policy Owner transaction confirmations.  We will also send the Policy Owner an annual report that shows:

•	the Total Specified Amount;

•	Premiums paid;

•	all charges since the last report;

•	the current Cash Value;

•	the Cash Surrender Value; and

•	Indebtedness.

The report will also include any other information required by laws and regulations, both federal and state.  We will send these reports to the address the Policy Owner provides on the application unless directed otherwise.  At any time the Policy Owner may ask for an illustration of future benefits and values under the Policy.  We reserve the right to assess a charge for illustrations.

Policy Riders

You may elect/purchase one or more Riders, listed below, subject to availability in the state where the Policy is issued.  There may be additional charges assessed for elected Riders.  The operation and benefits of the Riders described in this prospectus may vary by the state where the Policy is issued.

Riders may not be elected/purchased independently of the Policy.  Upon termination of this Policy, all Riders will also terminate.

Change of Insured Rider

This Rider is automatically issued with the Policy with no associated charge.  The benefit associated with the Change of Insured Rider is that the Policy Owner may designate a new Insured at any time after the Policy Date, subject to insurability and the conditions below.

If this Rider is invoked, the costs under the Policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the Policy's Total Specified Amount, except as described below.  The band assigned to the Policy will not change if this Rider is invoked.

The amount of insurance coverage after the change date shall be the Total Specified Amount shown on the application to change the Insured provided that (1) the Policy continues to qualify as life insurance under the Code and (2) such specified amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Page.  Coverage on the new Insured will become effective on the "Change Date."  The Change Date is the 1st monthly anniversary on or next following the date the change of insured conditions are met.  Coverage on the previous Insured will terminate on the day before the Change Date.  The Policy Date will not change.

Change of Insured Conditions:

1.	At the time of the change, the new Insured must have the same business relationship to the Policy Owner as did the previous Insured.

2.	The new Insured may be required to submit evidence of insurability to us.

3.	The new Insured must satisfy our underwriting requirements.

4.	The Policy must be In Force and not be in a grace period at the time of the change.

5.	The new Insured must have been at least age eighteen on the Policy Date.

6.	The Policy Owner must make written application to change the Insured.

There is a potential federal income tax consequence that could result from a change in insured. For federal income tax purposes the substitution of a new insured is treated as an exchange of the Policy for another life insurance policy.  Since the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Section 1035 may not be available because the requirement that the insured under the policies relate to the same individual is not met.   The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional.  Please seek competent tax advice regarding the tax treatment of the Policy when contemplating a change in insured.

Supplemental Insurance Rider

General Information on the Benefits and Operation of the Supplemental Insurance Rider.  This Rider modifies the amount of insurance coverage (i.e., the Death Benefit) under the Policy.  The benefit associated with the Supplemental Insurance Rider is term life insurance on the Insured that is:  (1) in addition to the Base Specified Amount; (2) payable to the Beneficiary upon the Insured's death; and (3) annually renewable until the Insured reaches Attained Age 100.  The charges for the Rider are calculated in the same manner as those applicable to the base policy.  Currently, if the Policy Owner chooses to purchase coverage under this Rider and concurrently reduce the Base Specified Amount by an off-setting amount, some of the charges associated with the Policy will be reduced because charges under the Rider may be lower than the corresponding charges under the base policy.  Rider policy charges are lower in most cases because the Rider is term insurance.  The greater the allocation is to Rider, the lower the overall charges will be under the Policy.  See Appendix C to this prospectus for examples showing how charges are "blended" when the Policy Owner elects the Supplemental Insurance Rider.

Note that:

•	Certain benefits that are normally available under the Policy may be reduced or eliminated when this Rider is in effect.

o	Adding this Rider results in a lower Enhancement Benefit;

o	In some years and/or at some Attained Ages, the cost of insurance charge for the Rider is more expensive than the cost of insurance for the base policy; and

o	Since the Rider terminates when the Insured reaches Attained Age 100, Rider Specified Amount coverage will end prior to the Maturity Date.

•	The compensation rates payable to the selling broker-dealer are lower on this Rider than those on the base policy.

The Policy Owner may purchase this Rider at the time of application or, subject to our approval, at a later time provided that the Policy is In Force and the Rider is purchased before the Insured reaches Attained Age 100.  If purchased at the time of application, the effective date of the Rider is the Policy Date (See "Insurance Coverage Effective Date").  If purchased subsequently, the effective date will be the monthly anniversary of the Policy Date on or next following the date we approve the Policy Owner's written request, unless they specify and we approve a different date.  The Rider Specified Amount may be combined with the Base Specified Amount to satisfy the minimum Total Specified Amount shown on the Policy Data Page.  However, while the Rider is in effect, the Base Specified Amount must be at least 10% of the minimum Total Specified Amount.  You may request to either increase or decrease the Total Specified Amount, subject to certain restrictions.

Rider Specified Amount Increases and Reductions Due to Partial Surrender.  All increases and decreases of Rider Specified Amount, including decreases due to partial surrender or forced partial surrender, are proportional between the amounts the Policy Owner has allocated to Base Specified Amount and Rider Specified Amount.

Terminating the Rider.  The Policy Owner may terminate this Rider by submitting a written request to us at our Service Center.  We may require that the Policy be submitted for endorsement.  Terminating this Rider will likely result in increased policy charges because of the difference in the pattern of policy charges for the base policy and this Rider.  If the Rider is terminated, the calculation of the Death Benefit will apply exclusively to the base policy.  Termination may require that the amount of Death Benefit coverage provided by the base policy be increased to maintain the qualification of the Policy as a contract of life insurance under the Code.

We reserve the right to deny any request to terminate this Rider that would disqualify the Policy as a contract of life insurance under the Code.  If the Policy is not issued as a modified endowment contract, terminating this Rider may result in the Policy becoming a modified endowment contract.  We will notify the Owner if the Policy's status is in jeopardy.

This rider also terminates upon the earliest of the following dates:

•	The date the Policy is surrendered or terminated;

•	The date the Policy Lapses;

•	The Insured's death; or

•	The date the Insured reaches Attained Age 100.

There is no Cash Value attributable to this Rider.  Therefore, there is no Cash Surrender Value attributable to this Rider available to the Policy Owner upon termination of this Rider.

In most instances, terminating the Rider will not be to the Policy Owner's advantage.  If the Policy Owner decides to terminate the Rider, they should carefully discuss this decision with a registered representative or a qualified financial advisor.

Supplemental Insurance Rider Charges.  See "Policy Rider Charges".

Policy and Rider Charges

We will take deductions from Premium payments and/or the Cash Value, as applicable, to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the Policy and certain expenses may be recovered utilizing more than one charge.  We begin to deduct monthly charges from the Policy's Cash Value on the Policy Date.  These charges are assessed by redeeming Accumulation Units.  The number of Accumulation Units redeemed is determined by using the amount of the charge and the value of the Accumulation Units on the date the charge is assessed.  We do not deduct Policy charges or rider charges from the Cash Value attributable to the Policy Loan Account.  If there is a policy loan, a complete description of how interest credited and charged results in costs to the Policy Owner is described in the Policy Loans section of this prospectus.

The charges reflect the costs and risks associated with the Policy. Each Insured is assigned to an underwriting class based upon his/her age, sex (if not unisex classified), smoker status, type of evidence of insurability, and insurability status.  In evaluating and underwriting the corporate or legal entity purchasing the Policy, and setting cost of insurance charges, we may take into account several factors, including the purpose for which the Policy is being purchased, the anticipated amount and timing of Premium payments, and the expected asset persistency.

The charges assessed under the Policy will depend upon the band assigned to that Policy.  Charges will also differ if the Policy Owner elects coverage under the Supplemental Insurance Rider.  Generally, if the Policy Owner chooses to purchase coverage under the Supplemental Insurance Rider, and concurrently reduce the Base Specified Amount by an off-setting amount, some of the charges associated with the Policy will be lower because the charges under the Rider are generally lower than those available under a base policy (i.e., a Policy without any Riders). See Appendix C to this prospectus for examples showing how charges are "blended" when the Policy Owner elects the Supplemental Insurance Rider.  (For more information about the benefits and operation of the Supplemental Insurance Rider, see the Policy Rider Charges sub-section of this prospectus.)  The levels of charges associated with each policy charge will never exceed the maximum charges in the Periodic Charges Other Than Mutual Fund Operating Expenses table in the Summary: Fee Tables section of this prospectus.

Banded Policy Charges and How We Assign a Band to the Policy

A single Policy Owner will often purchase multiple corporate owned variable universal life insurance policies as part of a single life insurance purchase.  We call this bulk purchase of multiple life insurance policies a Consolidated Purchase.  As part of a Consolidated Purchase, a Policy Owner will normally purchase multiple policies at different times as part of a single transaction.  We refer to each simultaneous purchase of more than one life insurance policy by the same Policy Owner as a Block Purchase.  The Consolidated Purchase can consist of one or more Block Purchases.  We consider a simultaneous purchase of life insurance to be where the Policy Owner presents a list of multiple individuals to be insured by us at the same time.  Each individual will be an insured of a single policy issued, but all of the insureds presented to us simultaneously will be part of the same Block Purchase.  If the Policy Owner subsequently presents us with one or more new insureds simultaneously, these insureds and the policies issued on them will be considered a new Block Purchase.

We have banded our policy charges to pass on the reduction of costs associated with the economies of scale associated with one or more Block Purchases comprising a Consolidated Purchase.  As the amount of aggregate first-year Premium associated with multiple Block Purchases increases, the band assigned to a new Block Purchase will generally result in lower overall charges on that block.

How Aggregate Premium is Determined on the Initial Block Purchase and Each Subsequent Block Purchase

Regardless of whether a policy is issued as a MEC or non-MEC, we count aggregate Premium on each policy up to its 7-pay limit defined in Code Section 7702A, plus any Premium received as part of a Section 1035 exchange, for purposes of assigning charge bands to policies that are part of a larger Consolidated Purchase.   This means Premium in excess of the 7-pay limit is not included for purposes of assigning policies a charge band.  The 7-pay limit is unique to each policy issued because the limit includes numerous factors unique to each policy like the age of the Insured, Base Specified Amount, Substandard Ratings, and any Code Section 1035 exchanges.  We only include aggregate Premium up to the 7-pay limit because the majority of policies we issue do not exceed that limit and we priced the Policy on that basis.  A Consolidated Purchase begins with an initial Block Purchase.

When we receive a request for an initial Block Purchase of policies we cannot determine the amount of Premium we will receive in the first year, so for purposes of assigning a charge band we assume the aggregate first year Premium on each policy in the initial Block Purchase will be its Code Section 7702A 7-pay limit, plus any Premium that is part of a Section 1035 exchange.  If we receive less than the 7-pay limit in aggregate first year Premium, it will not impact the charge band already assigned, but it will be used for calculating aggregate first year Premium on each subsequent Block Purchase.

For each subsequent Block Purchase, the charge band assigned is based on the actual amount of first-year Premium received on policies in previous Block Purchases plus the Code Section 7702A limit on first-year premium of all of the policies that are part of the new Block Purchase.  For example, if a previous Block Purchase has a Code Section 7702A limit of $150,000 on first-year Premium, but the total actual first-year Premium received with the initial Block Purchase is only $100,000, then on the new Block Purchase we use $100,000 actually received as the amount added to the new Block Purchase to determine total first-year Premium and the band assigned.  If we use the same example where Premium actually received is in excess of the 7-pay limit, the aggregate Premium used in determining the band applicable to the new Block Purchases remains $150,000, because Premium in excess of the Code Section 7702A 7-pay limit is not included in calculating aggregate first year Premium.

We offer 4 bands of charges.  The table below shows where each band's break-point exists with regard to the amount of aggregate first-year Premium applied.

	Band 1	Band 2	Band 3	Band 4
Aggregate First-Year Premium	$100,000 - $249,999	$250,000 - $499,999	$500,000 - $999,999	≥$1,000,000

The band assigned to a Block Purchase will be adjusted, if necessary, for any policies cancelled during the right to examine period.  Once the right to examine period has ended, the band assigned to a Block Purchase will not change for any reason.

Premium Load

We deduct a Premium Load from each Premium payment to partially reimburse us for sales expense and Premium taxes, and certain actual expenses, including acquisition costs.  The Variable Account Asset Charge is also designed to partially reimburse us for these expenses.  The Premium Load also provides revenue to compensate us for assuming risks associated with the Policy, and revenue that may be a profit to us.  The Premium Load is assessed as a percentage of the Premium received and is only assessed once at the time the Premium is received.

The first factor used in determining the Premium Load is the band that is assigned to the Policy.  A Block Purchase assigned to a higher charge band will result in a lower Premium Load.  Different Block Purchases may be assigned to different charge bands based on the aggregate first-year Premium of the Consolidated Purchase when a Block Purchase is made.  So the percentage charge assigned to a Policy in a particular Block Purchase may differ from policies in other Block Purchases.  The other factors determining Premium Load are specific to each policy purchased and when Premium in each policy is received.  These other factors include the policy year in which the Premium is applied, the amount of Premium received in a policy year, and how the Premium is allocated between Target Premium and Excess Premium.  If the Policy Owner purchases term insurance coverage via the Supplemental Insurance Rider, Target Premium is generally reduced and, in turn, results in a lower Premium Load.

We divide Premium payments into contributions towards Target Premium and Excess Premium.  Target Premium is an annual Premium based on the specified amount under the base policy (i.e., the Policy without any riders) and the Insured's age and underwriting class.  A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium.  For example, if a policy has a Target Premium of $100,000, Premium of $10,000 is paid each month the first policy year, and the policy is part of a Block Purchase assigned to Band 2, then each of the first ten Premiums will be assessed a Premium Load of 5% or $500 on each $10,000 of Premium paid.  The last 2 Premiums in this example would be in excess of Target Premium and will be assessed a Premium Load of 3% or $300 on each of the last 2 $10,000 Premiums paid in the first policy year.  This example assumes current charges under the fee table are being assessed.

If the Supplemental Insurance Rider is elected, Premium attributable to the Rider Specified Amount is treated as Excess Premium.   The amount of a Premium payment applied as Target Premium and Excess Premium is determined by dividing the Premium payment based on the percentages of Total Specified Amount allocated between Base Specified Amount and Rider Specified Amount.  For example, if your Total Specified Amount is allocated 80% to Base Specified Amount and 20% to Rider Specified Amount and you make a $10,000 Premium payment, then $8,000 would be treated as Target Premium and the remaining $2,000 as Excess Premium.

The portion of each premium payment that exceeds the Target Premium is Excess Premium. The chart below shows the current Premium Loads on Target Premium and Excess Premium (See "Appendix C").

Currently, the Premium Load assessed on each Premium payment declines in accordance with the table listed below.  The ultimate Premium Load purchase pays depends whether Premium paid is Target Premium or Excess Premium.

Premium Loads on Target Premium

Policy Year	Per Policy Charge Based on the Band Assigned to the Policy
	Band 1 $100,000 -$249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
1-5	9%	5%	5%	5%
6-10	4%	5%	5%	5%
11 and thereafter	4%	3%	3%	3%

Premium in excess of target is assessed a different Premium Load in accordance with the table below.

Premium Loads on Excess Premium

Policy Year	Per Policy Charge Based on the Band Assigned to the Policy
	Band 1 $100,000 -$249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
1-5	5%	3%	3%	3%
6 – 10	4%	3%	3%	3%
11 and thereafter	4%	2%	2%	2%

For purposes of determining the Premium Load applicable to an increase in the Base Specified Amount the effective date of the increase will be used.  An increase in the Base Specified Amount will not impact (i.e. change) the Premium band assigned to the policy at issue.

Base Policy Cost of Insurance

We deduct a Cost of Insurance Charge from the Policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the Policy and revenue that may be profit to us.  The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insured's age, sex (if not unisex classified), tobacco use, Substandard Ratings, and underwriting class, the applicable band, and the number of years from the Policy Date.  The cost of insurance rates are based on our expectations as to future mortality, investment earnings, persistency, expenses, and taxes.  The Base Policy Cost of Insurance Charge that the Policy Owner pays is determined by multiplying the Base Policy Net Amount At Risk by the cost of insurance rate.  There may be a separate cost of insurance rate for the initial Base Specified Amount and any Base Specified Amount increase.  In the event that there is a decrease in the Base Specified Amount, then there will be a proportional decrease in the monthly Cost of Insurance Charge for the Base Specified Amount. The cost of insurance rates will never be greater than those shown on the Policy Data Page plus any monthly flat extra charge assessed for Substandard Ratings.

We will uniformly apply any change in cost of insurance rates for Insureds of the same age, sex, underwriting class and any Substandard Ratings, and In Force policy duration.  If a change in the cost of insurance rates causes the amount of a Policy's Cost of Insurance Charge to increase, that Policy's Cash Value could decrease.  If a change in the cost of insurance rates causes a Policy's Cost of Insurance Charge to decrease, that Policy's Cash Value could increase.

We may underwrite the Policy on a non-medical basis that may result in a higher Cost of Insurance Charge.  Non-medical underwriting means that a physical examination to obtain medical information on the proposed Insured is not required to issue the Policy.  The higher Cost of Insurance Charge would compensate us for assuming additional mortality risk as a result of issuing without the information that results from medical underwriting.  The result is that healthy individuals will subsidize less healthy individuals because there is no medical underwriting, which typically results in lower cost of insurance rates being applied to fully underwritten policies.   If the Policy Owner was to purchase one of our policies that is medically underwritten and the Insured is healthy, the cost of insurance rates for that Policy would be lower.

The Cost of Insurance Charge, including any Flat Extra we assess due to a Substandard Rating, will be deducted proportionally from the Policy's Sub-Account allocations and the fixed account.

Flat Extras and Substandard Ratings.  As part of our underwriting process, we may inquire about the occupation and activities of the Insured.  If the activities or occupation of the Insured cause an increase health or accident risk, it may result in the Insured receiving a Substandard Rating.  If this is the case, we may add an additional component to the Cost of Insurance Charge called a "Flat Extra."  The Flat Extra accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured.  The Flat Extra is a component of the total Cost of Insurance Charge, so if applied it will be deducted from the Policy's Cash Value on the Policy Date and the monthly anniversary of the Policy Date.  The monthly Flat Extra is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk.  If a Flat Extra is applied, it is shown on the Policy Data Pages.  In no event will the Flat Extra result in the Cost of Insurance Charge exceeding the maximum charge listed in the Fee Table of this prospectus.  If a Flat Extra is applied and the Policy Owner has elected the Supplemental Insurance Rider, it will also be applied to the Rider Specified Amount.

Base Variable Account Asset Charge

We deduct a Variable Account Asset Charge from the Policy's Cash Value allocated to the Variable Account on each monthly anniversary of the Policy Date to compensate us for certain actual expenses, including a partial reimbursement of acquisitions costs and premium taxes not covered by the Premium Load.  This charge also is designed to provide us revenue to off-set expense risks associated with the Policy, the risk that the costs of issuing and administering the policy will be more than expected, the risk that lapse and surrender rates will be higher than expected, and revenue that may be profit to us.  In the Policy, this charge is referred to as the "Sub-Account Asset Charge."

The Variable Account Asset Charge will be deducted proportionally from the Policy Owner's Variable Account allocations on each monthly anniversary of the Policy Date.  The Variable Account Asset Charge applicable to a particular Policy depends on the amount of your Cash Value allocated to the Variable Account, the applicable band, and whether there is any specified amount attributable to the Supplemental Insurance Rider. (Different Variable Account Asset Charges apply to the Rider.  Information on Variable Account Asset Charges associated with the Supplemental Insurance Rider is provided under Policy Riders and Rider Charges section below.)  We assess this charge in addition to any charges assessed by the mutual funds underlying the Sub-Accounts of the Variable Account. The table below shows the current Base Variable Account Asset Charges.

Current Base Variable Account Asset Charges (shown as an annual rate)1

Policy Years	Per Policy Charge Based on the Band Assigned to the Policy (as a percentage of assets allocated to the Variable Account)
	Band 1 $100,000 - $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
1-10	0.50%	0.35%	0.30%	0.25%
11-20	0.30%	0.20%	0.15%	0.15%
21-30	0.20%	0.15%	0.15%	0.10%
31 and Afterwards	0.10%	0.05%	0.05%	0.05%

1  To calculate the monthly deduction based on the annual rates listed above, use the following formula:

Monthly Rate = (1+ Annual Rate) (Number of days in the Month / Number of days in the year) – 1

The guaranteed maximum annual and monthly charges are shown on the Policy Data Pages.  The maximum Base Variable Account Asset Charge is 0.90% (annual rate) regardless of the band assigned to the Policy.

Base Specified Amount Charge

We deduct a monthly Base Specified Amount Charge from the Policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the Policy.  The charge applicable to a particular Policy depends on the Total Specified Amount and the applicable band. The maximum guaranteed monthly Base Specified Amount Charge is $0.40 per $1,000 of Specified Amount.

The table below shows the current Base Specified Amount Charges.  The Base Specified Amount Charge will be deducted proportionally from a Policy's Sub-Account allocations and the fixed account.

Base Specified Amount Charges

Per Policy Charge Based on the Band Assigned to the Policy
Band 1 $100,000 - $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
$0.08 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount	$0.07 per $1,000 of Base Specified Amount

A distinct Rider Specified Amount charge applies to the Supplemental Insurance Rider.  If the Policy Owner elects that Rider, the Total Specified Amount charges the Policy Owner pays will depend upon the allocation of Total Specified Amount between the base policy and the Supplemental Insurance Rider.  To determine Total Specified Amount charges, the Policy Owner must add the amount of the Base Specified Amount charge to the Rider Specified Amount charge.  Total charges are a weighted average of the amount of Base Specified Amount and Rider Specified Amount.  The end result is a charge blending (See "Charges Associated with the Supplemental Insurance Rider").

Administrative Charge

We deduct a monthly Administrative Charge from the Policy's Cash Value to reimburse us for the costs of maintaining the Policy, including accounting and recordkeeping.  Currently, the Administrative Charge is $5 per month per policy.  The maximum guaranteed Administrative Charge is $10 per month per Policy.

The Administrative Charge will be deducted proportionally from the Policy's Sub-Account allocations and the fixed account.

Illustration Charge

Currently, we only assess an Illustration Charge for excessive requests for illustrations of In Force policies.  We consider excessive requests to be more than 10 in any 12 month period.  This charge compensates us for the administrative costs of generating the illustration.  This charge will not exceed $25 per illustration requested.  Any Illustration Charge must be paid by check at the time of the illustration request.  The Illustration Charge will not be deducted from the Policy's Cash Value.

We reserve the right to begin charging the Illustration Charge for all requests for illustration of In Force policies in the future.  If we begin charging for all requests for illustration of In Force Policies, we will provide written notice at least 30 days in advance.

The Illustration Charge is not applicable to requests for illustration of prospective policies during the sales process.

Policy Rider Charges

We will assess any Rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the Rider charges.  We begin to deduct monthly Rider charges from the Policy's Cash Value on the Policy Date or on the first monthly anniversary of the Policy Date after the Rider is effective.

Change of Insured Rider.  There is no charge associated with this Rider.

Charges Associated with the Supplemental Insurance Rider.  The Supplemental Insurance Rider charges listed below are different from the charges under the base policy.  These charges will be applied to coverage under the Supplemental Insurance Rider and are in addition to the charges the Policy Owner pays on coverage under the base policy.

•	Supplemental Insurance Rider Variable Account Asset Charge;

•	Supplemental Insurance Rider Specified Amount Charge; and

•	Supplemental Insurance Rider Cost of Insurance Charge.

When the Supplemental Insurance Rider is elected, the Rider's charges are blended with the base Policy's charges.  By blending we mean that the charge associated with base and Rider are multiplied by their respective percentage allocation and then added.  For example, if you allocate 80% to base coverage and 20% to Rider coverage to determine total charges the Policy Owner would multiple the base charge by 80%, independently multiply the Rider charge by 20% and then add the result of these 2 calculations to determine total charges.  An example of blending is provided in Appendix C of this prospectus.

If  the Policy Owner purchases this Rider and increases the Total Specified Amount (i.e., by the Rider Specified Amount attributable to the Supplemental Insurance Rider), then  the overall monthly charges associated with the Policy will increase, even if the Base Specified Amount is not changed.  If, however, the Policy Owner purchases the Rider and does not increase the Total Specified Amount but instead reduces the Base Specified Amount by an off-setting amount of Rider Specified Amount, then electing the Supplemental Insurance Rider will potentially reduce the overall monthly charges associated with the Policy.

Rider Variable Account Asset Charge.  The table below shows the current factors used to determine the Variable Account Asset Charges applicable to the Rider Specified Amount.

Current Supplemental Insurance Rider Variable Account Asset Charges (shown as an annual rate)1
Policy Years	Per Policy Charge Based on the Band Assigned to the Policy (as a percentage of assets allocated to the Variable Account)
	Band 1 $100,000 - $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 - $999,999	Band 4 ≥ $1,000,000
1-10	0.50%	0.35%	0.30%	0.25%
11-20	0.30%	0.20%	0.15%	0.15%
21-30	0.20%	0.15%	0.15%	0.10%
31 and Beyond	0.10%	0.05%	0.05%	0.05%

1  To calculate the monthly deduction based on the annual rates listed above, use the following formula.

Monthly Rate = (1+ Annual Rate) (Number of days in the Month / Number of days in the year) - 1

The maximum Rider Variable Account Asset Charge is 0.90% (annual rate).

We determine the Variable Account Asset Charge by multiplying a Policy's Cash Value allocated to the Variable Account by the weighted average (i.e., a blend that uses the relative proportions of the Base and Rider Specified Amounts) of the Variable Account Asset Charges for the Base Policy and the Supplemental Insurance Rider.  Currently, the Variable Account Asset Charge is no more than (and is guaranteed never to exceed) 0.076126% on a monthly basis (and ranges between 0.05% and 0.90% on an annual basis), of a Policy's net assets allocated to the Variable Account.  The guaranteed maximum annual and monthly charges applicable to a particular Policy are shown on the Policy Data Pages.

Rider Specified Amount Charge.  If the Policy Owner purchases the Supplemental Insurance Rider, we deduct a monthly Rider Specified Amount Charge from the Policy's Cash Value to compensate us for sales, underwriting, distribution, and issuance of the rider.  The charge applicable to a particular Policy depends on the Total Specified Amount and the allocation of the Total Specified Amount between Base Specified Amount and Rider Specified Amount. The charge is determined using a weighted average (i.e., a blend that uses the relative proportions of the Base and Rider Specified Amounts) of the base and rider charges.

The Rider Specified Amount Charge will be deducted proportionally from a Policy's Sub-Account allocations and the fixed account. The table below shows the current Rider Specified Amount Charges.

Rider Specified Amount Charges

Per Policy Charge Based on the Band Assigned to the Policy
Band 1 $100,000 - $249,999	Band 2 $250,000 - $499,999	Band 3 $500,000 – $999,999	Band 4 ≥ $1,000,000
$0.04 per $1,000 of Rider Specified Amount	$0.03 per $1,000 of Base Specified Amount	$0.03 per $1,000 of Base Specified Amount	$0.03 per $1,000 of Base Specified Amount

The maximum guaranteed monthly Supplemental Insurance Rider Specified Amount Charge is $0.40 per $1,000 of Specified Amount.

To determine total specified amount charges, the Policy Owner must add the amount of the Base Specified Amount charge to the Rider Specified Amount charge.  Total charges are a weighted average of the amount of Base Specified Amount and Rider Specified Amount the Policy Owner elected.  The end result is a charge blending.

Here is an example of how charges are blended if the Policy Owner elects Base Specified Amount and Rider Specified Amount.  For this example, assume the following:

Total Specified Amount = $19,650,000.

Base Specified Amount = 50% or $9,825,000.

Rider Specified Amount = 50% or $9,825,000.

The amount of first year Premium = $900,000.

The charges are calculated using the following formula.

Where:

BA = Base Specified Amount Allocation (as a percentage)

BSAC = Base Specified Amount Charge

RA = Rider Specified Amount Allocation (as a percentage)

RSAC = Rider Specified Amount Charge

Total Per $1,000 Specified Amount Charge = [(BA x BSAC) + (RA x RSAC)] x [Total Specified Amount / $1,000]

Using this formula and the assumptions described above, here is how the calculation would work.

Total Specified Amount = $19,650,000

BA = 50%

BSAC = $0.065
RA = 50%
RSAC = $0.03

Total Per $1,000 Specified Amount Charge	= [(50% x $0.065) + (50% x $0.03)] x [$19,650,000 / $1,000]
= [($0.0325) + ($0.015)] x [19,650]
= [$0.0475] x [19650]
= $933.38 per month

Supplemental Insurance Rider Cost of Insurance Charge.  If the Policy Owner elects the Supplemental Insurance Rider, we deduct a monthly Supplemental Insurance Rider Cost of Insurance charge to compensate us for providing term life insurance on the Insured.  This charge is determined by multiplying the Rider's cost of insurance rate by the Rider's death benefit (described below).  We base the supplemental insurance cost of insurance rate on our expectations as to future experience for factors such as mortality, persistency, expenses, and taxes.  The supplemental insurance rider cost of insurance rate will vary by the Insured's Attained Age, sex (if not unisex classified), tobacco use, Substandard Ratings, underwriting class, the applicable band, and the number of years from the Policy Date.  The Rider Cost of Insurance Charge may include a Flat Extra for certain Substandard Ratings (see "Base Policy Cost of Insurance").

The Supplemental Insurance Rider Cost of Insurance Charge will be deducted proportionally from a Policy's Sub-Account allocations and the fixed account.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of the Death Benefit when the Death Benefit depends on Cash Value.

Death Benefit Calculations with the Supplemental Insurance Rider.  The death benefit option chosen for the base policy will also be the death benefit option for the Rider and calculation of the Death Benefit.  The current death benefit option in effect is shown on the Policy Data Page.  The Death Benefit is calculated as the greater of: (1) the Total Specified Amount; or (2) the Minimum Required Death Benefit (which will differ depending on whether the guideline premium/cash value corridor test or the cash value accumulation test is used).

After the Death Benefit is calculated, it is allocated between the Policy Owner elected amounts of base policy and this Rider.

1.	Base Policy Death Benefit – The amount of the Death Benefit we allocate to the base policy is calculated using the formula below.

Base Policy Death Benefit =                                                      CV  +   (Total NAAR)   x    (Base Specified Amount)
(Total Specified Amount)

Where:

CV = the Cash Value of the Policy

Total NAAR = the total Net Amount At Risk which is the Death Benefit minus the Cash Value

The formula above determines the portion of the Death Benefit applied to base by determining the ratio Base Specified Amount bears to Total Specified Amount.

2.
Supplemental Insurance Rider Death Benefit – The amount of the Death Benefit we allocate to the Supplemental Insurance Rider is calculated by taking the Death Benefit and subtracting the Base Policy Death Benefit (as calculated in item 1 above).

In most instances, Policy charges end up being lower if the Policy Owner applies as much coverage as possible to the Rider.

Total Specified Amount remains the same unless the Policy Owner specifically requests an increase or decrease.  All increases or decreases are done proportionally based on a Policy's established allocation between Rider Specified Amount and Base Specified Amount.

If the Cash Value increases, the portion of the Death Benefit attributable to this Rider may, at times, be less than the Rider Specified Amount.  If the Cash Value decreases, the portion of the Death Benefit attributable to the base policy may, at times, be less than the Base Specified Amount.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While the Policy Owner will not pay these charges directly, they will affect the value of the assets they have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds' prospectuses for additional information about these charges.

Copies of any of the underlying mutual funds' prospectuses available under the Policy may be requested FREE OF CHARGE from our Service Center.

A Note on Charges

During a Policy's early years, the expenses we incur in distributing and establishing the Policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the Policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the Policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 37.00% of first year premiums and 17.00% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (37.00% of first year premiums and 17.00% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 1.25% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates Policy Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (and not the Policy Owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the Policy (as discussed above), which benefit the underlying mutual funds by providing Policy Owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the Policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates.  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•      Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in underlying mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the Policy.

Amount of Payments We Receive.  For the year ended December 31, 2011, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the Policy or other variable policies that we and our affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the Policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds.  We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund's advisor or subadvisor is one of our affiliates or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Loans

After the expiration of the free-look period and while the Policy is In Force, you may take a loan against the Policy's Cash Value.  Loan requests must be submitted in writing to our Service Center.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

While the Policy is In Force, you may request a policy loan provided that, at the time of the loan request, the loan amount plus the Policy Loan Account does not exceed 90% of the Cash Value.  Any applicable Enhancement Benefit is not available to be taken as a policy loan.  The minimum loan amount is $500.

The interest rate on the amount of outstanding Indebtedness will always be a rate between 2.10% and 3.50% per annum.  The maximum guaranteed rate is 3.50% per annum. Policy loan interest charge may provide revenue for risk charges and profit.  The current effective annual interest rate charged on the outstanding balance of your loan is 2.80% for policy years 1 through 15, 2.55% for policy years 16 through 30, and 2.10% thereafter.

The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured's Death, a policy lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the Policy Loan Account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the Policy Loan Account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the fixed account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.

Amounts in the Policy Loan Account will accrue and be credited daily interest at a rate not less than the stated interest crediting rate shown on your Policy Data Page.

Net Effect of Policy Loans

We will charge interest on the outstanding policy loan amount and credit interest to the Policy Loan Account at the same time.  In effect, the policy loan interest rate is netted against the interest crediting rate, and this is the amount that you are "charged" for taking the policy loan.  The Policy Loan Interest Charged is reflected in the Periodic Charges Other Than Mutual fund Operating Expenses table in the "In Summary: Fee Tables" section of this prospectus.

The amount transferred to the Policy Loan Account will neither be affected by the Investment Experience of the Sub-Accounts, nor will it be credited with the same interest rates credited to fixed account allocations.  Even if it is repaid, a policy loan will affect the Policy, the Policy Loan Account, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the Policy's Cash Value, your Policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the Policy is In Force.  The minimum repayment amount is $25.  We will apply all loan repayments to the Sub-Accounts according to the allocation instructions in effect at the time the payment is received, unless you indicate otherwise.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you request that they be applied as policy loan repayments.  Repaying a policy loan will cause the Cash Surrender Value to increase accordingly.

Lapse

The Policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  Before a Policy Lapses, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a Policy that has Lapsed.

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the Policy.  This amount is equal to at least four times the current month's policy charges.  If you do not pay the indicated amount within 61 days, the Policy and all Riders will Lapse.

The Grace Period will not alter the operation of the Policy or the payment of the Proceeds.

Reinstatement

You may reinstate a Lapsed Policy by:

•	submitting, at any time within three year after the end of the Grace Period (or longer if required by state law) and before the Maturity Date, a written request to reinstate the Policy;

•	providing any evidence of insurability that we may require;

•	paying sufficient Premium to keep the Policy In Force for 3 months (or less if required by state law) from the date of reinstatement;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and

•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Subject to satisfactory evidence of insurability at the same rates, you may also reinstate the Supplemental Insurance Rider.

The effective date of a reinstated Policy (including any Riders) will be the monthly anniversary of the Policy Date on or next following the date we approve the application for reinstatement.  If the Policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the Grace Period.  We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the Policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may entirely surrender the Policy for the Cash Surrender Value at any time while the Policy is In Force.  A surrender will be effective as of the date we receive your written surrender request on a form acceptable to us at our Service Center.  We may also require you to return the Policy.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to 6 months.  The Cash Surrender Value will be paid to you in a lump sum, unless you elect to leave the Proceeds on deposit with us (or an affiliate).   No Enhancement Benefit will be applied to a Policy that is surrendered pursuant to Section 1035 of the Code.

Partial Surrender

You may request, in writing to our Service Center, a partial surrender of the Policy's Cash Surrender Value at any time after the Policy has been In Force for 1 year.  We may require that you send the Policy to us for endorsement.

We reserve the right to limit the number of partial surrenders to one per policy year.  The minimum amount of any partial surrender request is $500; the maximum amount of a partial surrender is the Cash Value less the greater of $500 or the amount equal to three months of policy charges.  Any applicable Enhancement Benefit is not available to be taken as a partial surrender.  Monthly policy charges are calculated for each month, beginning on the Policy Date, as follows:

1. Base Variable Account Asset Charge; plus

2. Administrative Charges; plus

3. Base Specified Amount Charge; plus

4. the monthly cost of any additional benefits provided by any Riders; plus

5. the Base Policy Cost of Insurance.

A partial surrender cannot cause the Total Specified Amount to be reduced below the minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the Policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your Policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the Policy.  We reserve the right to postpone payment of that portion of the partial surrender attributable to the fixed account for up to 6 months.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current assets allocated to each Sub-Account to equal the amount of the partial surrender.  If there are insufficient Accumulation Units available, we will surrender amounts from the fixed account.

Reduction of the Total Specified Amount due to a Partial Surrender.  When you take a partial surrender, we reduce the Total Specified Amount to prevent an increase in the Net Amount At Risk, unless your partial surrender is a preferred partial surrender.  Preferred partial surrenders and how they are applied to a reduction in Total Specified Amount are described in more detail below.  Reduction of Total Specified Amount is proportional between elected Base Specified Amount and Rider Specified Amount.

The Policy's charges going forward will be based on the new Total Specified Amount.  Any reduction of the Total Specified Amount will be made in the following order: against the most recent increase in the Total Specified Amount, then against the next most recent increases in the Total Specified Amount in succession, and finally, against the initial Total Specified Amount.

We do not reduce the Total Specified Amount on any portion of the total partial surrender that is a preferred partial surrender.  For preferred partial surrenders, we reduce the Total Specified Amount by an amount that is no more than the difference between the total partial surrender and any portion that is a preferred partial surrender.  A preferred partial surrender is a partial surrender that:

•	occurs before the 15th anniversary of the Policy Date; and

•	when added to any prior preferred policy surrenders taken in same policy year, does not exceed 10% of the Cash Surrender Value as of the beginning of that policy year.

A partial surrender will be processed within 7 days of the date we receive your written partial surrender request on a form acceptable to us at our Home Office.  We reserve the right to delay payment of the Cash Surrender Value arising from the fixed account for 6 months.  Generally, if the Policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal income tax purposes.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the Beneficiary when we receive (at our Service Center) all information required to process the Death Benefit, including, but not limited to, proof that the Insured has died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.  The Death Benefit will be paid to the Beneficiary in a lump sum, unless the Beneficiary elects to leave the Death Benefit on deposit with us (or an affiliate).

While the Policy is In Force, the Death Benefit attributable to the base policy will never be less than the Base Specified Amount associated with the base policy.  The Death Benefit will depend on which Death Benefit option you have chosen, any coverage elected under the Supplemental Insurance Rider, and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the Policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid policy charges that accrued during a Grace Period.

Death Benefit Options

There are 3 Death Benefit options under the Policy.  You may choose one.  If you do not choose 1 of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option 1.  Not all Death Benefit options are available in all states.

Death Benefit Option 1.  The Death Benefit will be the greater of:

•	the Total Specified Amount as of the date of the Insured's death, or

•	the applicable percentage, as specified in the Policy Data Pages, of the Enhanced Cash Value as of the date of the Insured's death.

Death Benefit Option 2.  The Death Benefit will be the greater of:

•	the Total Specified Amount plus the Cash Value as of the date of the Insured's death, or

•	the applicable percentage, as specified in the Policy Data Pages, of the Enhanced Cash Value as of the date of the Insured's death.

Death Benefit Option 3.  The Death Benefit will be the greater of:

•	(a) plus (b), where:

(a) = the Total Specified Amount as of the date of the Insured's death; and

(b) = the greater of 0 or the lesser of (i) and (ii), where

(i) = the Death Benefit Option 3 maximum increase shown on the Policy Data Page; and

(ii) = the accumulated premium amount.  The accumulated premium amount equals all Premium payments as of the date of the Insured's death accumulated at the Death Benefit Option 3 interest rate shown on the Policy Data Page, less the total of all partial surrenders taken from the Policy as of the date of the Insured's death accumulated at the Death Benefit Option 3 interest rate shown on the Policy Data Page; or

•	the applicable percentage, as specified in the Policy Data Pages, of the Enhanced Cash Value as of the date of the Insured's death.

Maximum Death Benefit

We reserve the right to limit the Death Benefit to the Maximum Death Benefit shown on the Policy Data Page.  Currently, for Option 1 and Option 2, the Maximum Death Benefit is equal to the sum of the Cash Value and the lesser of (i) 200% of the Total Specified Amount on the Policy Date and (ii) $8,000,000.  For Option 3, the maximum Death Benefit is equal to the lesser of (i) 200% of the Specified Amount plus the lesser of (a) the Option 3 maximum increase and (b) the accumulated premium amount; and (ii) the sum of the Cash Value and $8,000,000.  We may increase the Maximum Death Benefit in our sole discretion.

For each Valuation Period and upon the death of the Insured, we will determine whether the Policy's Cash Value would cause the Death Benefit to be greater than the Maximum Death Benefit.  If the Death Benefit would exceed the Maximum Death Benefit, and we choose to exercise our limitation right, we will surrender an amount from the Policy to lower the Cash Value.  The partial surrender will be for the amount necessary to lower the Cash Value to a level that would result in the Death Benefit not exceeding the sum of the Cash Value and the lesser of (i) 180% of the Total Specified Amount on the Policy Date and (ii) $7,200,000.  The forced partial surrender will reduce the Cash Value and Total Specified Amount below the Maximum Death Benefit.  We do this to avoid constant and small forced partial surrenders.   If you have elected the

Supplemental Insurance Rider, the Rider Specified Amount and the Base Specified Amount will be proportionally reduced.  A forced partial surrender of this nature will ultimately reduce total policy charges because of the decreased Total Specified Amount (decreased coverage results in lower charges).

There is no action you can take to prevent a forced partial surrender.  In addition, there may be adverse tax consequences on a forced partial surrender.  We will provide you notice of any forced partial surrender.  A forced partial surrender has the same impact as a requested partial surrender which means your Total Specified Amount will be reduced proportionally between any elected Base Specified Amount and Rider Specified Amount and will result in a corresponding decrease in charges.

If Death Benefit Option 3 is applicable and the accumulated premium amount is greater than the Cash Value, we reserve the right to reduce the amount previously credited to the accumulated premium amount to an amount equal to 90% of the Cash Value immediately before the distribution.  For example, if at the time of the pre-death distribution, your Cash Value is $100 and your accumulated premium amount is $102, we would reduce your accumulated premium amount by $12 to $90 (i.e., 90% of the Cash Value). The accumulated premium amount will not become less than 0 because of a pre-death distribution.  The partial surrender will be deducted proportionally from your Sub-Account allocations and the fixed account.  The partial surrender amount will be paid to the Policy Owner via check and will be accompanied by a confirmation statement.

Partial surrenders may result in adverse tax consequences that are the sole responsibility of the Policy Owner.

The Maximum Death Benefit may, under certain circumstances, curtail the flexibility that the Policy affords you.  For example, the Policy's Cash Value may increase at a rate that outpaces the ratio of Cash Value to life insurance permitted under the Internal Revenue Code.  In some instances, you and we may address this situation by increasing the Total Specified Amount of insurance so that the Policy's ratio of Cash Value to life insurance is readjusted to comply with the Code definition.  If, however, an increase in the Specified Amount would cause the Death Benefit to exceed the Maximum Death Benefit, then this method of achieving compliance with the Code definition of life insurance may not be available.

We will notify you that a pre-death distribution and/or a reduction in the accumulated premium amount has been generated.  We will send this notice no later than thirty days after we become aware that the maximum Death Benefit has been exceeded.  Taxes arising from the pre-death distribution, if any, are your responsibility.  We urge you to confer with your tax advisor regarding tax implications of receiving a pre-death distribution prior to the purchase of this Policy.

If the Death Benefit would exceed the Maximum Death Benefit, and we choose not to exercise our limitation right, we will increase the Maximum Death Benefit amount by endorsing the Policy or reissuing the Policy Data Page.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1.  You may not change to Death Benefit Option 3.  However, you may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2.  We will permit only 1 change of Death Benefit option per policy year.  The effective date of a change will be the monthly anniversary of the Policy Date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the Policy In Force for at least 3 months.

Upon effecting a change from Option 1 to Option 2, we will reduce the Total Specified Amount so that the Net Amount At Risk remains the same.  Also, upon effecting a change from Option 3 to Option 2, we will adjust the Total Specified Amount so that the Net Amount at Risk remains the same.

However, upon effecting a change from Option 2 to Option 1, the Total Specified Amount will remain unchanged, resulting in a reduction of the Net Amount At Risk.

We will refuse a Death Benefit option change that would reduce the Total Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the Policy Owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

Except for material misrepresentations, we will not contest payment of the Death Benefit based on the initial Total Specified Amount, if applicable, after the Policy has been In Force during the Insured's lifetime for 2 years from the Policy Date.

For any change in Total Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for 2 years from its effective date

We will not contest the reinstatement of the Policy after the reinstated Policy has been In Force during the Insured's lifetime for 2 years from the effective date of the reinstatement.  We will not contest the Policy after a change in the Insured (pursuant to election of the Change of Insured Rider) after it has been In Force during the new Insured's lifetime for 2 years from the

Change Date.

The incontestability periods in some states may by less than 2 years.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date or the reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  If such Insured's Policy had a Supplemental Insurance Rider, we will return the charges deducted for such Rider, but not pay the death benefit.

If the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Total Specified Amount, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period.

If the Insured dies by suicide, while sane or insane, within 2 years from the effective date of a change of Insured (pursuant to the terms of the Change of Insured Rider, if elected), we will pay no more than the Cash Value as of the Change Date, plus any Premium paid since such date, less any Indebtedness, and less any partial surrenders.

The suicide periods in some states may be less than 2 years.

If the Policy was issued pursuant to an exchange under Section 1035 of the Code, and the Insured dies by suicide within two years of the Policy Date, we will pay a Death Benefit equal to the lesser of: (a) the amount of insurance under the exchanged Policy as of the Policy Date; or (b) the Total Specified Amount of this Policy.  This provision only applies if the Policy Owner is also the Beneficiary, and if the exchanged Policy was originally issued more than 2 years prior to the Policy Date of this Policy.  If the Policy Owner and Beneficiary are not the same, the amount of insurance received will be the amount of insurance under the exchanged (predecessor) Policy as of the Policy Date.

Policy Maturity

If the Policy is In Force on the Maturity Date, the Policy will automatically be extended to the Insured's date of death, unless you elect otherwise.  Refer to the "Extending Coverage Beyond the Maturity Date" section below for additional information.

If you elect not to extend the Policy beyond the Maturity Date and the Policy is In Force, we will pay the Maturity Proceeds to you, generally, within 7 days after we receive your written request at our Service Center.  Payment of Proceeds will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our Policy Owners; or the Proceeds are to be paid from the fixed account.  The Maturity Proceeds will equal the Policy's Cash Value minus any Indebtedness and will be paid directly to you in a lump sum, unless you elect to leave the Proceeds on deposit with us (or an affiliate) in an interest-bearing account.  After we pay the Proceeds, the Policy is terminated.

The primary purpose of Maturity Date extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken (see "Surrendering the Policy; Maturity"). Assuming you have no outstanding loans on the Maturity Date and no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the Proceeds at maturity.

Extending Coverage Beyond the Maturity Date

After the Maturity Date, the Policy will operate the same as it did prior to the Maturity Date, except as follows:

(1)	no changes to the Total Specified Amount will be allowed;

(2)	the Proceeds will equal the Cash Value;

(3)	Death Benefit Options 2 and 3 will be changed to a revised Death Benefit 1 where the death benefit equals the Cash Value only;

(4)	100% of the Policy's Cash Value will be transferred to the fixed account;

(5)	no additional Premium payments will be allowed; and

(6)	no additional periodic charges will be deducted.

This Policy may not qualify as life insurance under federal tax law after the Maturity Date.  Extending the Policy beyond the Maturity Date may not provide more favorable tax treatment than otherwise applicable to the Maturity Proceeds.  If you do not elect to receive the Maturity Proceeds on the Maturity Date, the Policy will automatically be extended.  You should consult with a qualified tax advisor before the Policy is extended beyond the Maturity Date.

Payment of Policy Proceeds

When Proceeds are due under the policy you may elect to leave the Proceeds on deposit with us (or an affiliate) in an interest-bearing account or have them paid to you.

If you make an election to receive Proceeds from us we require you to make such an election in writing to us at our Service Center.  When we receive your request in good order to be paid Proceeds, we may make payment in two lump sums.

The first lump sum will be the portion of the Cash Surrender Value in the separate account.  This first lump sum will be paid within seven days of the date we receive your good order request in writing at our Service Center.  We may delay payment of the first lump sum only in cases where the SEC permits us by emergency order to do so.

The second lump sum will be paid if there are any remaining Proceeds attributable to the general account.  These amounts normally will be paid by us in a second lump sum within 30 days of the date we receive your good order request in writing at our Service Center.  However, we reserve the right to delay payment of any portion of Proceeds attributable to the general account for up to 6 months, or as permitted under state law.

Taxes

The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment of life insurance.

State and Local Taxes.  State and local income, franchise, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary (including states of incorporation or states in which you or your beneficiary do business).  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance premiums as a non-deductable expense for income tax purposes.

Investment Gain in the Policy

The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the

Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Based on the above, the policy should be treated as life insurance for federal income tax purposes.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans, premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract.  It is only with your written authorization that we will permit your policy to become a modified endowment contract.  Otherwise, we will reject the requested action or refund any premium paid in excess of the modified endowment limits.

Depending on your circumstances, the use of the cash value of the policy to pay for the cost of any rider added to the base policy, could be treated as a distribution, and would be subject to the rules described below.  You should seek competent tax advice regarding the tax treatment of the addition of any rider to your policy, based on your individual facts and circumstances.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first 7 years exceed the amount that would have been paid if the policy provided for paid up benefits after 7 level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the cash value of the policy exceeds the "investment in the contract" (generally, the net premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being first from the investment in the contract, and then from the income in the policy.  Because premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner's investment in the contract.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in death benefits may still be fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the policy owner's lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy; Maturity

A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse tax consequences.  If the amount received (or are deemed to be receive upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed at surrender.

The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.

Sale of a Life Insurance Policy

If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income.  In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of, debt) over the policy owner’s basis in the policy.  The portion of the gain that is equal to the excess of the cash surrender value over the "investment in the contract" would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period.  The ruling also concluded that the amount of gain resulting from the sale of a life insurance policy is equal to the excess of the amount received over the policy owner’s basis in the policy (the investment in the contract reduced by the cost of insurance previously paid out of the cash value).  Consequently, selling a life insurance policy may result in more gain than surrendering a life insurance policy for the same amount.

Exchanging the Policy for Another Life Insurance Policy

Generally, Policy Owners will be taxed on amounts received in excess of premium payments when the policy is completely surrendered in full.  If, however, the policy is exchanged for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the insured named in the policy must be the Insured for the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable.  Policy Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includable in the beneficiary's gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.  Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policy owner for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.    First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured's death, then Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.

Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that the employer will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If the employer-owner fails to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable the employer-owner when received.  If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy's Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including, split dollar insurance plans, executive bonus plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax advisor with respect to the tax treatment of this policy.

If you, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law)

may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Withholding and Information Reporting

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid Premiums; or

•	some or all of the amount by which the current value exceeds the employer's interest in the policy; or

•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Tax Changes

The foregoing is a general discussion of various tax matters pertaining to life insurance policies.  It is based on our understanding of federal tax laws as currently interpreted by the IRS is general and is not intended as tax advice.  You should consult with your independent legal tax and/or financial advisor.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  For example, the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies.  No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein.  Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–4

Organization, Registration, and Operation

Nationwide VLI Separate Account-4 is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies.  We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our general account.  We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies.  We will hold assets in the separate account equal to its liabilities.  For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money the Policy Owner places in this separate account.  The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  The Policy Owner could lose some or all of their money.

Addition, Deletion, or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act or as any other form permitted by law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify the Policy Owner if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)           shares of a current underlying mutual fund are no longer available for investment; or

(2)           further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected Policy Owners will be notified in the event there is a substitution, elimination or combination of shares.

The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

Deregistration of the Separate Account. We may deregister Nationwide VLI Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All Policy Owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-4.

Voting Rights

Although the separate account owns the mutual fund shares, the Policy Owner is the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as the Policy Owner instructs.

When a shareholder vote occurs, the Policy Owners will have the right to instruct us how to vote.  The weight of a Policy Owner's vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value they have allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to a Policy Owner is that when only a small number of Policy Owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Compensation Paid to Insurance Agents Selling this Product

Direct Compensation

The agent who sold this Policy represents us in the placement of the Policy and is providing services on the Policy Owner's behalf.  We provide compensation to the agent for arranging the sale of the Policy.  This compensation may include commissions and other cash and non-cash compensation (sales incentives).  Agents also may receive renewal commissions for servicing policies and keeping them in force.

We pay this compensation out of our own resources.  The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Policy.  Compensation paid in respect of one product or carrier may exceed compensation payable in respect of a comparable product or carrier.

Moreover, certain Policy features or riders may involve commissions or compensation that differ from compensation payable in respect of "base" or standard contractual features.

Indirect Compensation

Agents who sell this Policy are members of firms that are stockholders of M Financial Group.  As a stockholder, the agent's firm (a "Member Firm") shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan pursuant to which it annually distributes to plan participants (e.g. member Firms or their agents) most of M Financial Group's consolidated profits.  Although distributions under the plan are, to some extent, averaged among the various member firms, lines of business, and cost centers of M Financial Group, a significant portion of plan distributions are made in proportion to the revenue a Member Firm generates.

Distributions of dividends and incentive compensation to Member Firms or their selling agents are in addition to compensation paid directly to agents by us and other unaffiliated carriers.  Many Member Firms remit these distributions to their owners or individual agents (in some cases in proportion to business generated).

M Financial Group derives its revenues from both commissions and asset-based fees that arise from a variety of sources, including:

Override Compensation paid to M Financial Group by us and by some other insurance carriers and financial service providers.  Override compensation may be based upon such factors as aggregate policy premiums paid to the carrier from sales by all Member Firms, aggregate assets placed under financial management from sales by all Member Firms, and profits earned and/or services utilized from sales by all Member Firms.  The amount of compensation varies among products and carriers.  Products or services which involve override commissions for M Financial Group could indirectly provide incentives to agents to recommend such products or similar products or services that do not produce override commissions to M Financial Group.

Reinsurance profits (or, potentially losses) from the mortality, investment, and persistency risks assumed by M Financial Re, including risks related to the Policy.  Policy performance, charges, and fees are identical regardless of whether or not a Policy is reinsured by M Financial Re.  Products or services that involve potential reinsurance profits for M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not result in reinsurance profits to M Financial Group.

Fee payable in respect of underlying investment options.  M Financial Group or its subsidiaries receive fees from some of the funds that are investment options under this Policy (or from a fund's investment advisor or portfolio manager) to the extent the Policy Owner allocates Cash Value to that fund.  In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment advisor to certain funds and receives investment advisory fees with respect to assets invested in those funds.  Fees payable to M Financial Group in respect of assets allocated to one fund may exceed fees payable in respect of assets placed in another fund.

Brokerage fees or commissions for securities transactions (including the sale of this Policy) executed by M Holdings Securities, the registered broker-dealer subsidiary of M Financial Group.  M Holdings Securities retains a portion of these fees to cover its costs and remits the balance to the Member Firm or its selling agent.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates.  The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters.  Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices.  The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members.  On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval.  The Courts have approved the settlement and the settlement amounts have been paid, but have not yet been distributed to class members.  On February 28, 2011, the Court in the Gwin case entered an Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification.  On April 22, 2011, ASEA and PEBCO filed a second amended cross claim complaint in the Gwin case against NRS and NLIC seeking indemnification.  These claims seeking indemnification remain severed.  On April 29, 2011, the Companies filed a motion to dismiss ASEA’s and PEBCO’s amended cross complaint or alternatively for summary judgment.  On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, that NRS does not have a duty to indemnify ASEA and PEBCO for fees associated with the Interpleader action that NRS filed in Montgomery County and dismissing NLIC.  On December 31, 2011, the Court denied the Company’s motion to certify this order for an interlocutory appeal.  NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees.  On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009".  On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification.  On October 21, 2010, the District Court dismissed NFS from the lawsuit.  On October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals.  On February 6, 2012, the Second Circuit Court of Appeals vacated the class certification order that was issued on November 6, 2009 and remanded the case back to the District Court for further consideration.  The plaintiffs have renewed their motion for class certification. On March 30, 2012, the Company filed its brief in opposition to the class certification motion. NLIC continues to defend this lawsuit vigorously.

On May 14, 2010, NLIC was named in a lawsuit filed in the Western District of New York entitled Sandra L. Meidenbauer, on behalf of herself and all others similarly situated v. Nationwide Life Insurance Company.  The plaintiff claims to represent a class of all individuals who purchased a variable life insurance policy from NLIC during an unspecified period.  The complaint claims breach of contract, alleging that NLIC charged excessive monthly deductions and costs of insurance resulting in reduced policy values and, in some cases, premature lapsing of policies.  The complaint seeks reimbursement of excessive charges, costs, interest, attorney's fees, and other relief.  NLIC filed a motion to dismiss the complaint on July 23, 2010.  NLIC filed a motion to disqualify the proposed class representative on August 27, 2010.  Plaintiff filed a motion to amend the complaint on September 17, 2010, and NLIC filed an opposition to the motion to amend on November 2, 2010.  On October 13, 2011, plaintiff voluntarily dismissed the lawsuit without prejudice. In other non-Nationwide cases, plaintiff's counsel has re-filed actions. The Company will continue to monitor developments, but will conclude this matter.

On October 22, 2010, NRS was named in a lawsuit filed in the U.S. District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACO Research Foundation, NACO Financial Services Corp., NACO Financial Center, and Nationwide Retirement Solutions, Inc.  The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011.  If the Court determined that the Plan was governed by ERISA, then Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the six years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  If the Court determined that the Plan was not governed by ERISA, then the Plaintiffs sough to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  The First Amended Complaint alleged ERISA Violation, Breach of Fiduciary Duty - NACO, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACO.  The First Amended Complaint asked for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACO to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACO and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACO to forfeit the fees that NACO received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACO from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded.  On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint.  On July 1, 2011, the plaintiffs filed their motion for class certification and later sought to amend their complaint.  On November 25, 2011 the District Court entered an Order granting NACO's motion to dismiss, NRS's motion to dismiss, denying plaintiffs' motion to file an amended complaint, that all other remaining pending motions are moot, dismissing the class-wide claims with prejudice, dismissing individual claims without prejudice, and ordering the Clerk to close this case.  On December 27, 2011, the plaintiffs filed a notice of appeal.  The parties have agreed to resolve the dispute on an individual basis and as part of that settlement will not pursue any further appeal. The Company intends to defend this case vigorously.

On December 27, 2006, NLIC and NRS were named as defendants in a lawsuit filed in Circuit Court, Cole County Missouri entitled State of Missouri, Office of Administration, and Missouri State Employees Deferred Comp Plan v. NLIC and NRS.  The complaint seeks recovery for breach of contract and breach of the implied covenant of good faith and fair dealing against NLIC and NRS as well as a breach of fiduciary duty against NRS.  The complaint seeks to recover the amount of the market value adjustment withheld by NLIC ($19 million), prejudgment interest, loss of investment income from ING due to the Companies’ assessment of the market value adjustment.  On March 8, 2007 the Companies filed a motion to remove this case from state court to federal court in Missouri.  On March 20, 2007 the State filed a motion to remand to state court and to stay court order.  On April 3, 2007 the case was remanded to state court.  On June 25, 2007 the Companies filed an Answer.  On October 16, 2009, the plaintiff filed a partial motion for summary judgment.  On November 20, 2009, the Companies filed a response to the plaintiff's motion for summary judgment and also filed a motion for summary judgment on behalf of the Companies.  On February 26, 2010, the court denied Missouri's partial motion for summary judgment and granted the Companies’ motion for summary judgment and dismissed the case.  On March 8, 2011, the Missouri Court of Appeals reversed the granting of the Companies’ motion for summary judgment and directed the trial court to enter judgment in favor of the State and against the Companies in the amount of $19 million, plus statutory interest at the rate of 9% per annum from June 2, 2006.  On March 22, 2011, the Companies filed with the Missouri Court of Appeals, a motion for rehearing and an application for transfer to the Supreme Court of Missouri.  On May 3, 2011, the Missouri Court of Appeals for the Western District overruled the Companies’ motion for rehearing and denied the motion to transfer the case to the Missouri Supreme Court.  On June 28, 2011, the Companies’ application to the Missouri Supreme Court to hear a further appeal was denied.  On July 1, 2011, the Companies paid the amount of the judgment plus simple interest at 9%.  On August 9, 2011, the plaintiffs filed a Satisfaction of Judgment.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company.  The complaint alleges that Nationwide has an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables.  The complaint further alleges that Nationwide is not conducting such a review.  The complaint seeks injunctive relief and declaratory judgment requiring Nationwide to conduct such a review, and alleges Nationwide has violated the covenant of good faith and fair dealing and has been unjustly enriched by not having conducted such reviews.  The complaint seeks certification as a class action.  Nationwide removed the case to federal court on July 6, 2011.  Plaintiffs filed a motion to remand to state court on August 8, 2011.  On October 26, 2011, the Northern District of Ohio remanded the case to Ohio State court.  Nationwide appealed the order to remand on November 4, 2011.  Including Andrews, there are four similar class actions in Ohio: two against Western & Southern; one against Cincinnati Life.  At the case management conference on November 21, 2011, the State Court ordered Plaintiffs to file an opposition to the motion to dismiss that Nationwide filed in federal court.  Plaintiffs filed their opposition to Nationwide’s motion to dismiss on December 19, 2011.  By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit.  The court issued its opinion on January 23, 2012.  On January 30, 2012, plaintiffs filed their appeal.

Nationwide Investment Services Corporation

The general distributor, NISC, is not engaged in any litigation of any material nature.

Financial Statements

The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-4 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries.  You may obtain a copy of the SAI FREE OF CHARGE by contacting our Service Center.  Please consider the consolidated financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the Policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:           The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a short-term trading fee (see "Short-Term Trading Fees").
FF:           The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.  Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Growth and Income Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein International Value Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Vista Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Funds Insurance Series - Global Small Capitalization Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Core V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:
The investment objective of the Fund is to seek high total investment return (i.e. the combination of capital appreciation (from increases or decreases in the market value) and current income (from interest or dividends).

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

DWS Variable Series II - DWS Dreman Small Mid Cap Value VIP: Class B
Investment Advisor:	Deutsche Investment Management Americas Inc.
Sub-advisor:	Dreman Value Management L.L.C.
Investment Objective:	Long-term capital appreciation.

DWS Variable Series II - DWS Large Cap Value VIP: Class B
This sub-account is only available in policies issued before December 31, 2010
Investment Advisor:	Deutsche Investment Management Americas Inc.
Sub-advisor:	Deutsche Asset Management International GmbH ("DeAMi")
Investment Objective:	High rate of total return.

Federated Insurance Series - Federated Quality Bond Fund II: Service Shares
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class 2
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited

Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:
FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited

Investment Objective:	Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Invesco - Invesco V.I. High Yield Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Total return, comprised of current income and capital appreciation.

Invesco - Invesco V.I. International Growth Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco Van Kampen V.I. Growth and Income Fund: Series II
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	To seek long-term growth of capital and income.

Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series I
This sub-account is only available in policies issued before December 31, 2011
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks high total return over the long term.

Ivy Funds Variable Insurance Portfolios, Inc. - Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks capital growth with a secondary objective of current income.

Ivy Funds Variable Insurance Portfolios, Inc. - Real Estate Securities
Investment Advisor:	Waddell & Reed Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	Total return through a combination of capital appreciation and current income.

Ivy Funds Variable Insurance Portfolios, Inc. - Science and Technology
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Long-term capital growth.

Janus Aspen Series - Balanced Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Perkins Mid Cap Value Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Sub-advisor:	Perkins Investment Management LLC ("Perkins")
Investment Objective:	Capital appreciation.

Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
Investment Advisor:	Lazard Asset Management LLC
Investment Objective:	Long-term capital appreciation.

Legg Mason Partners Variable Equity Trust - Legg Mason ClearBridge Variable Small Cap Growth Portfolio: Class I
Investment Advisor:	Legg Mason Partners Fund Advisor, LLC
Sub-advisor:	ClearBridge Advisors, LLC
Investment Objective:	The fund seeks long-term growth of capital.

Lincoln Variable Insurance Products Trust - LVIP Baron Growth Opportunities Fund: Service Class
This sub-account is only available in policies issued before December 31, 2011
Investment Advisor:	Lincoln Investment Advisors Corporation (LIA)
Sub-advisor:	BAMCO, Inc.
Investment Objective:	Capital appreciation.

Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio: Class VC (formerly, Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio: Class VC)
This sub-account is only available in policies issued before December 31, 2010
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the market place.

M Fund, Inc. - M Business Opportunity Value Fund
Investment Advisor:	M. Financial Investment Advisers, Inc.
Sub-advisor:	Iridian Asset Management LLC
Investment Objective:	Long term capital appreciation.

M Fund, Inc. - M Capital Appreciation Fund
Investment Advisor:	M. Financial Investment Advisers, Inc.
Sub-advisor:	Frontier Capital Management Company, LLC
Investment Objective:	Maximum capital appreciation.

M Fund, Inc. - M International Equity Fund
Investment Advisor:	M. Financial Investment Advisers, Inc.
Sub-advisor:	Northern Cross, LLC
Investment Objective:	Long term capital appreciation.

M Fund, Inc. - M Large Cap Growth Fund
Investment Advisor:	M. Financial Investment Advisers, Inc.
Sub-advisor:	DSM Capital Partners LLC
Investment Objective:	Long term capital appreciation.

MFS® Variable Insurance Trust - MFS Research International Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:
The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company, LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Neuberger Berman Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Neuberger Berman Advisers Management Trust - AMT Large Cap Value Portfolio: Class I (formerly, Neuberger Berman Advisers Management Trust - AMT Partners Portfolio: I Class)
This sub-account is only available in policies issued before December 31, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Capital growth.

Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class S (formerly, Neuberger Berman Advisers Management Trust - AMT Regency Portfolio: S Class)
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Growth of capital.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:
Seeks maximum real return consistent with preservation of capital and prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class Shares of the Underlying PIMCO Funds

Designation: FF

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return, consistent with preservation of capital and prudent investment management.  The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum real return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:
Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as option, futures contracts or swap agreements.

Pioneer Variable Contracts Trust - Pioneer Emerging Markets VCT Portfolio: Class I
Investment Advisor:	Pioneer Investment Management, Inc.
Investment Objective:	Long-term growth of capital.

Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class II
Investment Advisor:	Pioneer Investment Management, Inc.
Investment Objective:
Maximize total return through a combination of income and capital appreciation.  Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks.

Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
Investment Advisor:	Royce & Associates, LLC
Investment Objective:	Long-term capital growth.
Designation: FF

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
Investment Advisor:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class II
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Universal Institutional Funds, Inc. - Global Real Estate Portfolio: Class II
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	The Portfolio seeks to provide current income and capital appreciation.

The Universal Institutional Funds, Inc. - Growth Portfolio: Class II
Investment Advisor:	Morgan Stanley Investment Management, Inc., which does business in certain
Investment Objective:	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio: Class II
This sub-account is only available in policies issued before March 31, 2011
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital growth by investing primarily in common stocks and other equity securities.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Discovery Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit(s) – A unit of measure representing a Policy Owner's investment in, or shares of, a Sub-Account.
Attained Age – A person's Issue Age on the Policy Date plus the number of full years since the Policy Date.
Base Specified Amount – The amount of Death Benefit coverage under the Policy on the Policy Date, excluding any Rider Specified Amount.  Subsequent to the Policy Date, the Death Benefit coverage will equal or exceed this amount unless the Policy Owner requests a decrease in the Base Specified Amount or take a partial surrender.

Beneficiary – The person or legal entity to whom/which the Death Benefit is paid upon the Insured's death.
Block Purchase – One or more policies identified by a Policy Owner (or prospective Policy Owner) as being part of the same transaction (e.g. a list of individuals to be insured).  Only actually issued policies, each also a part of the same Consolidated Purchase, and not cancelled during the right to examine period, will be considered part of the same Block Purchase.

Cash Surrender Value – The amount payable to the Policy Owner upon a full surrender of the Policy. This amount is equal to the Enhanced Cash Value, minus Indebtedness and outstanding policy charges.
Cash Value – The sum of the value of a Policy's allocations to the Sub-Accounts, the fixed account, and the Policy Loan Account.
Code – The Internal Revenue Code of 1986, as amended.
Consolidated Purchase – One or more Block Purchases by the same Policy Owner as part of a single life insurance purchase.  We consider a single life insurance purchase to be where a Policy Owner is using one or more Block Purchases to informally fund a corporate liability, such as a non-qualified deferred compensation plan or a similar arrangement.

Death Benefit – The amount of insurance coverage provided by the base policy, and the Supplemental Insurance Rider, if purchased, upon the Insured's death while the Policy is In Force.  The actual amount we pay is the amount of insurance coverage provided by the base policy, and the Supplemental Insurance Rider, if purchased, less any Indebtedness and any due and unpaid policy charges.

Enhanced Cash Value – The sum of the Policy's Cash Value plus the Enhancement Benefit, if applicable.
Enhancement Benefit – An additional amount added to the Policy's Cash Surrender Value upon a full surrender of the Policy during the first six or ten policy years (depending on the Policy's charge band), provided the qualifying conditions have been satisfied.

Excess Premium – Any Premium applied to Base Specified Amount that exceeds the Target Premium.  If the Supplemental Insurance Rider is added, a higher proportion of the paid Premium will be Excess Premium.

FDIC – Federal Deposit Insurance Corporation.
Grace Period – A sixty-one day period after which the Policy will Lapse if the Policy Owner does not remit sufficient Premium to keep the Policy In Force.
Home Office – Our Home Office is located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – Any time during which the benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the Policy and whose death triggers payment the Death Benefit.

Investment Experience – The market performance of a mutual fund (in which a) Sub-Account invests.
Issue Age – A person's age based on their last birthday on or before the Policy Date.
Lapse – The Policy terminates without value.
Maturity Date – The date on which insurance coverage provided by the Policy is scheduled to end.  The Policy is automatically extended past the Maturity Date with modified benefits unless the Policy Owner elects otherwise. The Maturity Date is the anniversary of the Policy Date on or next following the Insured's 120th birthday.

Maturity Proceeds – The amount of money payable to the Policy Owner on the Maturity Date if your Policy is In Force. The Maturity Proceeds are equal to the Cash Value minus any Indebtedness.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the Policy as life insurance under the Code.
Nationwide, us, we, our or the Company – Nationwide Life Insurance Company.
Net Amount At Risk – The Policy's Death Benefit minus the Policy's Cash Value.
Net Asset Value (NAV) – The price of a share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use the NAV to calculate the value of Accumulation Units.  The NAV does not reflect deductions we make for charges we take from Sub-Accounts.

Net Premium – The amount of Premium applied to the Policy after the deduction of the Premium Load.
Policy – The terms, conditions, benefits, and rights of the life insurance contract between the Policy Owner and the company.  The life insurance contract includes any attached written supplemental applications, together with any amendments, endorsements, or Riders.

Policy Data Page(s) – The Policy Data Page contains more detailed information about the Policy, some of which is unique and particular to the Owner, the Beneficiary and the Insured.  The charges shown on the Policy Data Page reflect the guaranteed maximum policy charges, which may not be the amount actually be charged.  Please request an illustration for specific information about charges applicable to particular Policies.

Policy Date – The date we begin assessing charges under the Policy, as shown on the Policy Data Page.  Policy years and months are measured from this date.  This date will be the date the initial Premium is paid, unless the Policy Owner requests and we approve another date.

Policy Loan Account – An account used as collateral for policy loans.  Upon approval of a policy loan, we transfer an amount from the Cash Value that equals the policy loan amount to this account.  Amounts transferred from the Sub-Accounts will be in the same proportion as a Policy's Sub-Account allocations, unless the Policy Owner instructs otherwise.  We will only transfer amounts from the fixed account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.  Amounts in this account will accrue and be credited daily interest at a rate not less than the stated interest crediting rate shown on the Policy Data Pages.

Policy Owner, you, your, or Owner – The corporation or legal entity, such as a trust, named as the owner:  (i) in the application; or (ii) to which ownership rights in the policy have been validly assigned.

Policy Proceeds or Proceeds – Policy Proceeds are the amount payable upon termination of the Policy.  Policy Proceeds could be comprised of the Death Benefit, the Maturity Proceeds, or the Cash Surrender Value upon a full surrender of the Policy.

Premium – The amount of money paid into the Policy, including amounts, if any, attributable to Section 1035 exchanges.
Rider – An optional benefit the Policy Owner may purchase/elect under the Policy. Rider availability and Rider terms may vary depending on the state in which the Policy was issued.

Rider Specified Amount – The amount of Death Benefit coverage under the Supplemental Insurance Rider.
SEC – The Securities and Exchange Commission.
Section 1035 – The Code section describing an exchange between a life insurance Policy and/or annuity contract.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the policy.  For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility.  For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.  Information on how to contact the Service Center is in the "Contacting the Service Center" provision.

Sub-Accounts – The mechanisms we use to account for the Policy Owner's allocations of Net Premium and Cash Value among the Policy's variable investment options.
Substandard Rating – A risk classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex and the smoking habits of the Insured.  Substandard Ratings are shown on the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.

Target Premium – The maximum amount of Premium the Policy Owner may pay to purchase Base Specified Amount under Section 7702A of the Code and still have the Policy treated as a life insurance contract for federal tax purposes.  This is the maximum Premium the Policy Owner may put into the Policy based on the "7-Pay" method, which determines the limits on Premium payments in each of the first seven policy years.  The actual amount is based on numerous factors which include the Issue Age of the Insured, Substandard Ratings (if any), and an adjustment for any Premium exchanged into the Policy under Section 1035 of the Code.

Total Specified Amount – The sum of the Base Specified Amount and the Rider Specified Amount, if any.
Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

Appendix C: Blending Examples of Policy Charges

Blending Examples of Policy Charges

Case with First Year Premium of $900,000
Guaranteed Issue Policy with a Total Specified Amount of $19,650,000
(Assuming No Premiums from Section 1035 Exchange)

The tables  and calculations below show examples of how actual charges would be determined using a sample policy assuming: the Policy is assigned to Band 3; the Total Specified Amount is $19,650,000; the first-year Premium received is $900,000; and the Total Specified Amount is allocated 80% to Base Specified Amount and 20% to Rider Specified Amount.  The "blending" calculates charges based on a weighted average of the Base Specified Amount and Rider Specified Amount.  To determine the weighted average, the charge amount attributed to base and rider charges are independently multiplied by their respective allocations and the result of each is added together to achieve the total charge assessed.  For example, in the table below the Premium Load charges would be determined as follows.

The tables and calculation examples below assume a blend of 80% Base Specified Amount and 20% Rider Specified Amount.  All of the tables and calculation examples use the current charges as disclosed in the "In Summary: Fee Tables" section of the prospectus.  If maximum charges were used in these examples, the charges would be higher.

Premium Load: Deducted from Each Premium Paid*
Target Premium (Base)	Excess Premium (Rider)	80%/20% Charge Blend
5.00%	3.00%	4.60%
* Based on $900,000 of Premium paid, the total dollar value of the Premium Load is (0.046) x ($900,000) which equals $41,400.

Using the charges in the table above, and the assumptions in the example listed above, here is how the total Premium Load is calculated:

Total Premium Load Charges =                                                      [Target Premium (Base) Percentage x Target Premium Charge] +

[Excess Premium (Rider) Percentage x Excess Premium Charge]

=      [(0.80) x (0.05)] + [(0.20) x (0.03)]

=      [(0.04)] + [0.006]

=      0.046 or 4.6% of Premium received during the policy year

Policy Year	Variable Account Asset Charge: Deducted Monthly from Cash Value
	Base Variable Account Asset Charge Rate	Rider Variable Account Asset Charge Rate	80%/20% Charge Blend
1-10	0.30%	0.30%	0.30%
11-30	0.15%	0.15%	0.15%
31 and thereafter	0.05%	0.05%	0.05%

Using the charges in the table above, and the assumptions in the example listed above, here is how the total Variable Account Charges are calculated in policy years 1-10:

Total Variable Account Charges                                                      =           [Target Premium (Base) Percentage x Base Variable Account Asset Charge] +

[Excess Premium (Rider) Percentage x Rider Variable Account Asset Charge]

=   [(0.80) x (0.0030)] + [(0.20) x (0.0030)]

=   [(0.00240)] + [(0.0006)]

=   0.0030 or 0.30% of Cash Value allocated to the Sub-Accounts

Specified Amount Charge: Deducted Monthly from Cash Value*
Base Specified Amount	Rider Specified Amount	80%/20% Charge Blend
$1,277.25	$589.50	$1,139.70
* The dollar amounts in the table are based on per $1,000 of Specified Amount Charge rates of $0.065 (Base),
$0.03 (Rider), and $0.058 (blended) and the assumed Total Specified Amount of $19,650,000.

Using the charges in the table above, and the assumptions in the example listed above, here is how the total Specified Amount Charges are calculated:

Total Specified Amount Charges                                                      =           [Target Premium (Base) Percentage x Base Specified Amount Charge] +

[Excess Premium (Rider) Percentage x Rider Specified Amount Charge]

=   [(0.80) x ($1,277.25)] + [(0.20) x ($589.50)]

=   [(1,021.90)] + [($117.90)]

=   $1,139.70

Policy Year	Cost of Insurance Charge Per $1,000 of Net Amount At Risk based on Issue Age of 45: Deducted Monthly from Cash Value*
	Base Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	$1.597	$1.374	$1.552
2	$1.736	$1.450	$1.679
3	$1.887	$1.537	$1.817
4	$2.052	$1.646	$1.971
5	$2.230	$1.796	$2.143
* The dollar amounts in the table are based on per $1,000 of the Net Amount At Risk Cost of Insurance Charge rates for Base Specified Amount and Rider Specified Amount.  Charges change each year based on the increasing age of the Insured.

Using the charges in the table above, and the assumptions in the example listed above, here is how the total Cost of Insurance Charges are calculated:

Total Cost of Insurance Charges                                                      =           [Target Premium (Base) Percentage x Base Cost of Insurance Charges] +

[Excess Premium (Rider) Percentage x Rider Specified Amount Charge]

=   [(0.80) x ($1.597)] + [(0.20) x ($1.374)]

=   [($1.278)] + [(0.274)]

=   $1.552 per $1,000 of Net Amount At Risk

Appendix D: Factors Used in Calculating the Enhancement Benefit

The table below shows the factors used to calculate the Enhancement Benefit for the first and last month of each policy year.  The actual calculation will depend on the month the Policy is surrendered.  Policy Owners may request a calculation of their current Enhancement Benefit by contacting our Service Center.

Enhancement Benefit Factors
	Factors for A: Applied to Current Policy Year Year-to-date Total Policy Charge				Factors for B: Applied to End of Prior Year Enhancement Benefit
	6 Year Monthly Enhancement (Band 1)		10 Year Monthly Enhancement (Bands 2, 3, and 4)		6 Year Monthly Enhancement (Band 1)		10 Year Monthly Enhancement (Bands 2, 3 and 4 )
Policy Year	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12
1	95%	72%	90%	84%	N/A	N/A	N/A	N/A
2	95%	72%	90%	84%	96.75%	61%	98.50%	82%
3	95%	72%	90%	84%	95.92%	51%	98.25%	79%
4	95%	72%	90%	84%	94.50%	34%	97.92%	75%
5	95%	72%	90%	84%	91.67%	0%	97.50%	70%
6	95%	0%	90%	84%	91.67%	0%	96.83%	62%
7	None	None	90%	84%	None	None	95.83%	50%
8	None	None	90%	84%	None	None	94.92%	39%
9	None	None	90%	84%	None	None	91.92%	3%
10	None	None	90%	0%	None	None	91.67%	0%
11+	None	None	None	None	None	None	None	None

Using the factors available in the table above, here is an example of how an Enhancement Benefit would be calculated.

In this example, we will assume the following:

A surrender in the last month of policy year 3.
The Policy is assigned to Band 1.
Current year total charges are $5,000.
The prior year's Enhancement Benefit was $3,000.

Using these assumptions, the Enhancement Benefit is calculated as follows:

A (Current Year to Date Total Policy Charges) + B (The Amount of Last Year's Enhancement Benefit)

Where:                      A = the Factor Applied to Current Year to Date Total Policy Charges; and
B = the Factor Applied to the Prior Year's Enhancement Benefit.

= 72% ($5,000) + 51% ($3,000)

= ($3,600) + ($1,530)

= $5,130